UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒      Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐   Preliminary Proxy Statement
 ☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
 ☐   Definitive Additional Materials
 ☐   Soliciting Material Pursuant to §240.14a-12
THRYV HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
 ☐   Fee paid previously with preliminary materials.
 ☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Stockholders
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Thryv Holdings, Inc., which will be held virtually at https://www.virtualshareholdermeeting.com/THRY2024 on June 13, 2024 at 10 a.m. Central Time. The Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person. Instructions for accessing the virtual meeting platform online are included in the proxy statement for this meeting.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, our annual report, and proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.
Sincerely,

Lesley Bolger
Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to be Held on June 13, 2024. The Proxy Statement and Annual Report are Available at
https://www.virtualshareholdermeeting.com/Thry2024.

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261
To Our Stockholders
Notice of Annual
Meeting of
Stockholders
Date:
June 13, 2024
Time:
10 a.m. Central Time
Place:
Virtual Internet
YOUR VOTE
IS IMPORTANT
Whether or not you plan to attend the virtual annual meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.
Our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) will be a virtual stockholder meeting, conducted via live audio webcast, a format designed to increase stockholder access, reduce the environmental impact of a physical meeting and save Thryv and our stockholders time and money. In addition to online attendance, this format provides stockholders with the opportunity to hear all portions of the official meeting and vote online during the open poll section of the meeting. You are invited to attend the live webcast of our meeting, vote your shares at www.virtualshareholdermeeting.com/THRY2024. To join the meeting, you will need the 16-digit control number that is printed on your Notice Regarding the Availability of Proxy Materials (“Notice”). When accessing our Annual Meeting, please allow ample time for online check-in, which will begin at 10 a.m., Central Time, on June 13, 2024. If a bank, brokerage firm, or other nominee holds your shares, you should contact that organization for additional information.
Items of Business:

Elect three Class I directors of Thryv Holdings, Inc., each to serve a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Approve, on a non-binding advisory basis, the compensation of our named executive officers.
Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date:
Only stockholders of record at the close of business on April 16, 2024 (the “Record Date”) are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments or postponements thereof.
Proxy Voting:
On or about April 29, 2024, we will mail to stockholders of record as of the Record Date (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice with instructions for accessing our proxy materials and voting instructions over the Internet, by telephone, or by mail. We expect that our proxy statement and other proxy materials will be available to stockholders on this same date. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

This Notice of the Annual Meeting, proxy statement, and form of proxy are being first distributed and made available to stockholders on or about April 29, 2024.
By Order of the Board of Directors,

Lesley Bolger
Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary
April 29, 2024

Proxy Statement for the 2024 Annual Meeting of Stockholders
Information About Solicitation and Voting
The accompanying proxy is solicited on behalf of the board of directors of Thryv Holdings, Inc. for use at our 2024 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at www.virtualshareholdermeeting.com/THRY2024 on June 13, 2024 at 10 a.m. Central Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this proxy statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 29, 2024. An annual report for the fiscal year ended December 31, 2023 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. In this Proxy Statement, we refer to Thryv Holdings, Inc. as “Thryv,” “Company,” “we,” or “us.” References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
Internet Availability of Proxy Materials
In accordance with U.S. Securities and Exchange Commission, or SEC, rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.
General Information About the Meeting
Purpose of the Annual Meeting
You are receiving this Proxy Statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
Record Date; Quorum
Only holders of record of our common stock at the close of business on April 16, 2024, or the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 35,828,503 shares of common stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 2200 West Airfield Drive, DFW Airport, Texas 75261. If our headquarters are closed during the ten days prior to the Annual Meeting, a stockholder may send a written request to our Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary at 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas, 75261, and we will arrange a way for the stockholder to inspect the list.
Thryv Holdings, Inc.	1	2024 Proxy Statement

The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of common stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting, unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL”, “WITHHOLD ALL”, or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 will be by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. The compensation of our named executive officers will be approved by a non-binding advisory vote by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.
Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting
Proposal		Board Recommendation
	The election of three Class I directors named in this Proxy Statement	For All Nominees
	The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	For
	Non-binding advisory vote on the compensation of our named executive officers	For
Abstentions; Broker Non-Votes
Abstentions occur when shares present at the Annual Meeting are marked “Abstain.” Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. Abstentions are considered shares present
Thryv Holdings, Inc.	2	2024 Proxy Statement

and entitled to vote on Proposal No. 2 and Proposal No. 3, and, thus, will have the same effect as a vote “Against” Proposal No. 2 and Proposal No. 3. At the Annual Meeting, withhold votes will have no effect on Proposal No. 1.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as a vote “Against” Proposal No. 2. The other proposals presented at the Annual Meeting are non-routine matters and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposal No. 1 and Proposal No. 3.
Voting Instructions; Voting of Proxies

Vote by Internet
at the Annual Meeting
You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting https://www.virtualshareholder meeting.com/THRY2024, where stockholders may vote during the meeting. The meeting starts at 10 a.m. Central Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.
Vote by Telephone or Internet You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your proxy card.
Vote by Mail
You may vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on June 12, 2024. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote at the Annual Meeting should you decide to attend the Annual Meeting virtually. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of certain of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
Thryv Holdings, Inc.	3	2024 Proxy Statement

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•	delivering to our Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary by mail a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again by telephone or through the Internet; or
•	attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.
Thryv Holdings, Inc.	4	2024 Proxy Statement

Corporate Governance
We are committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management pursue our strategic objectives for the benefit of our stockholders.
Independence of Directors
The listing rules of the Nasdaq Stock Market LLC, or Nasdaq, generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, and nominating and corporate governance committees be independent.
Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors has determined that Amer Akhtar, Bonnie Kintzer, Ryan O’Hara, John Slater, Lauren Vaccarello and Heather Zynczak do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence.
Board Leadership Structure
The board of directors is committed to promoting effective, independent governance of the Company. The board of directors believes it is in the best interests of the stockholders and the Company for the board of directors to have the flexibility to select the best director to serve as Chairman at any given time, regardless of whether that director is an independent director or the Chief Executive Officer.
Since December 2021, Mr. Walsh has served as our Chairman as well as our Chief Executive Officer, and Mr. Slater has served as Lead Independent Director.
The board of directors believes that this structure is effective and best for the Company at this point in time for several reasons. Mr. Walsh has been our Chief Executive Officer and a director since October 2014. Mr. Walsh also holds a significant number of shares of our common stock. The board of directors believes that as a long-term executive officer, director and significant stockholder, Mr. Walsh is well qualified to serve as our Chairman and Chief Executive Officer, and his interests are aligned with our stockholders. Furthermore, Mr. Walsh has extensive experience and knowledge of the Company and in the areas of SaaS software and small and medium sized businesses. Mr. Walsh is the person with primary responsibility for our day-to-day operations and the execution of our strategies. Because our performance is one of the most important topics at meetings of the board of directors, Mr. Walsh is well-suited to chair these discussions. This allows him to highlight important issues without unnecessary procedural delay. It also allows him to provide the proper context and background, including access to members of management and Company and industry reports, for each issue considered by the board of directors. Mr. Walsh’s extensive knowledge of the Company and involvement with day-to-day activities also helps ensure effective risk oversight for the Company. Mr. Walsh adheres to an “open door” policy in his communications with members of the board of directors and talks frequently with board members. Furthermore, board members are encouraged to freely communicate with any member of management at any time. The board of directors also believes it is beneficial, in terms of its relationship with employees, stockholders, customers, business partners and others, to provide a single voice for the Company through Mr. Walsh. Having one person serve as both our Chairman and Chief Executive Officer demonstrates
Thryv Holdings, Inc.	5	2024 Proxy Statement

for our employees, stockholders, customers, business partners and others that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the Company and the board of directors eliminates the potential for confusion or duplication of efforts, and provides clear leadership for our Company. In addition, in Mr. Walsh, the board of directors has found an effective leader who is able to facilitate open and productive discussion, effectively utilize each individual director’s unique perspective and expertise, lead the board of directors in innovative and creative problem solving and, by virtue of his personal investment in the Company, to represent the interests of our stockholders as a whole.
To help ensure the independence of the board of directors, our Lead Independent Director has assumed certain responsibilities pertaining to the operation of the board of directors. The Lead Independent Director presides over all executive sessions of the non-management directors and other meetings of the board of directors in the absence of the Chairman, serves as the principal liaison to the non-management directors and consults with the Chief Executive Officer regarding information to be sent to the board of directors, meeting agendas and establishing meeting schedules. In order to give a significant voice to our non-management directors, our non-management directors will meet regularly in executive session in 2024.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below.
				Committees
Name	Age	Director Since	Independent(1)	Audit	Compensation	Nominating and Corporate Governance
Joseph A. Walsh Chairman and CEO	61	2014
Amer Akhtar Director	54	2020
Bonnie Kintzer Director	62	2020
Ryan O’Hara Director	55	2020
John Slater Lead Independent Director	51	2016
Lauren Vaccarello Director	40	2020
Heather Zynczak Director	52	2020
= Chairperson	= Member	= Financial Expert
Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available, without charge, upon request in writing to Thryv Holdings, Inc., 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261, Attn: Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary, or in the “Investor Relations” section of our website, which is located at https://investor.thryv.com. Directors serve on these committees until their resignations or until otherwise determined by our board of directors.
Thryv Holdings, Inc.	6	2024 Proxy Statement

Audit Committee
The primary purposes of our audit committee are to assist the Board’s oversight of:
•	audits of our financial statements;
•	the integrity of our financial statements;
•	our process relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures;
•	the qualifications, engagement, compensation, independence, and performance of our independent auditor; and
•	the performance of our internal audit function.
Our audit committee consists of Mr. Akhtar, Mr. Slater and Ms. Zynczak, with Mr. Slater serving as chair of the audit committee. Each of Mr. Akhtar, Mr. Slater and Ms. Zynczak qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d) of Regulation S-K. Our board of directors has affirmatively determined that Mr. Akhtar, Mr. Slater and Ms. Zynczak meet the definition of an “independent director” for the purposes of serving on the audit committee under applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our audit committee is governed by a charter that complies with the Nasdaq listing rules. The audit committee met four times in 2023.
Compensation Committee
The primary purposes of our compensation committee are to assist the board of directors in overseeing our management compensation policies and practices, including:
•	determining and approving the compensation of our executive officers; and
•	producing an annual report regarding the Compensation Discussion and Analysis included in the Company’s proxy statement and annual report on Form 10-K.
Our compensation committee consists of Ms. Kintzer, Mr. Slater and Ms. Vaccarello, with Ms. Kintzer serving as chair of the compensation committee. Each member of the compensation committee qualifies as an independent director under the Nasdaq listing rules. Our compensation committee is governed by a charter that complies with the rules of Nasdaq. The compensation committee met six times in 2023.
Nominating and Corporate Governance Committee
The primary purposes of our nominating and corporate governance committee are:
•	making recommendations to the board of directors regarding nomination of individuals as members of the board of directors and its committees;
•	assisting the board of directors with identifying individuals qualified to become board of directors members; and
•	determining corporate governance practices and related matters.
Our nominating and corporate governance committee consists of Mr. Akhtar, Mr. O’Hara and Ms. Vaccarello, with Mr. O’Hara serving as chair of the nominating and corporate governance committee. Each member of the nominating and corporate governance committee qualifies as an independent director under the Nasdaq listing rules. The nominating and corporate governance committee is governed by a charter that complies with the rules of Nasdaq. The nominating and corporate governance committee met four times in 2023.
Thryv Holdings, Inc.	7	2024 Proxy Statement

Our Board of Directors’ Role in Risk Oversight
Our board of directors has primary responsibility for the oversight of our risk management and, either as a whole or through the audit committee, discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. This risk oversight process includes the audit committee of the board of directors (i) identifying major risk areas and (ii) presenting such exposure to the board of directors to assess our risk identification, risk management and mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic, and reputational risk.
At each regular meeting of the audit committee of our board of directors, of which there were four in 2023, our management provides reports relating to existing and emerging risks at our Company, including, as appropriate, risk assessments, cyber and data security risks, privacy updates and any security incidents. The Company’s internal Governance, Risk, Ethics and Compliance Committee also meets quarterly to discuss cyber and data security risks.
Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During fiscal year 2023, our board of directors met five times, the audit committee met four times, the compensation committee met six times and the nominating and corporate governance committee met four times. During fiscal 2023, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meeting of stockholders. All directors except for Lauren Vaccarello and Heather Zynczak attended the 2023 Annual Meeting.
Communication With Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our Chairperson or Lead Independent Director) may do so in writing addressed to the attention of our Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary.
All communications are reviewed by the Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Thryv Holdings, Inc.
2200 West Airfield Drive
P.O. Box 619810,
DFW Airport, Texas 75261,
Attn: Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary
Thryv Holdings, Inc.	8	2024 Proxy Statement

Code of Ethics and Business Conduct
We have adopted a Code of Ethics and Business Conduct that applies to all our employees and the members of our board of directors. Our Code of Ethics and Business Conduct is posted on the “Investors” section of our website, which is located at https://investor.thryv.com under “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirements regarding amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct by posting such information on our website at the address and location specified above.
Corporate Social Responsibility
Our culture is shaped by our core values, which are as follows:
•	Client Devoted
•	DONE3 (Make a Clear Commitment, Deliver on Your Commitment, and Follow-Up to Ensure Satisfaction)
•	Act Like You Own the Place
•	Invest in Our People
•	Under Promise, Over Deliver
•	Making Money is a Byproduct of Helping People
•	Think Long-Term; Act with Passion and Integrity
As part of our core value of “invest in our people”, we support various initiatives. We strive to ensure our work environment reflects diversity, fairness and meritocracy. Our Diversity and Inclusion Council provides a voice for our diverse employees to share insights, communicate with leadership, and generate ideas and actions to enhance and impact diversity at the Company. The Diversity and Inclusion Council plans and sponsors events to celebrate diversity and inclusion and create opportunities for networking and mentorship within diverse groups. This Council is global – represented by employees in the U.S., New Zealand, Australia and Dominican Republic.
Our employees support a number of charitable organizations and participate in our Day of Giving program. In particular, Thryv Australia is a key sponsor of the charity R U OK? which provides support and awareness for mental health and suicide prevention services. Along these same lines, our Australian (“AU”) team hosts a Health and Wellbeing Committee consisting of eight volunteers committed to educating and empowering our employees toward a greater state of health and wellbeing. Collaborating globally, we are establishing a similar team in in the U.S. to focus on employees’ mental health while enhancing offerings to our employees. All employees are allowed a Day of Giving annually to give of their time and talent to the charitable organization of their choice. The acts of service benefit the employees’ connection to their community and to Thryv by feeding their desire to help beyond our company.
We prioritize and invest in creating opportunities to help employees grow and build their careers through training and development programs. These include online and on-the-job learning formats.
•
Emerging Leaders Program is designed to identify and develop future leaders. Once identified, Emerging Leaders are provided focused leadership and management skill development programs – instructor-led, online and on-the-job.

•
Likewise, New Manager Training Program is provided to newly promoted managers to develop and enhance their people management and leadership skills. This program aims to set up newly promoted people managers for success while developing a network of colleagues from which to draw support and counsel.

Thryv Holdings, Inc.	9	2024 Proxy Statement

•	The AU leadership team launched a 2024 series of learning and networking sessions to enhance growth opportunities while investing in key AU leaders.
•
All employees enjoy the opportunity to participate in numerous Lunch and Learn sessions each month. Varying in topics from personal well-being to diversity & inclusion to emotional and mental health to work habits – these sessions have been key to enhancing culture, connect and career at Thryv. In a full remote work environment, employees connect on a different level during these interesting learning sessions.

Our Tuition Assistance Program supports lifelong learning of all employees. Through a generous reimbursement program, eligible employees who have been with the Company a minimum of six months may seek continuous education and personal development to support their career aspirations while contributing to our collective growth and success. Eligible coursework may be aimed at achievement of an Associate’s, Bachelor or Master’s degree or may be specialized in various certificate/certification programs. We require participants in the Tuition Assistance Program to remain with the Company for one year following completion of their education program.
Environmental Management
The preferred source of fiber used in the pulp for directory paper comes from residual chips and other byproducts produced by the lumber industry when logs are converted into lumber. The chips become paper pulp instead of being burned or going into landfills. Not only is it beneficial to the environment but it benefits the economy of many regions that depend on the lumber industry. Our paper suppliers primarily source paper from certified sustainable forestry practices. In 2020, Thryv moved to a remote work from home environment, further decreasing our carbon footprint by reducing carbon emissions from cars and energy use in office buildings.
Thryv has moved away from placing directories on every doorstep and implemented a targeted distribution to give printed directories of business ads and listings only to the people who use the printed directories. We have also extended the life of our printed directories from 12 months to 18 or 24 months, and formatted our printed directories to be smaller. As a result, Thryv, in cooperation with the various telephone companies, has dramatically reduced the number of white page residential listings books that are printed and distributed and established digital versions of its directories to further reduce the number of directories printed on paper.
Thryv Holdings, Inc.	10	2024 Proxy Statement

Nominations Process and Director Qualifications
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our fourth amended and restated certificate of incorporation and second amended and restated bylaws, and the criteria established by the committee regarding director candidate qualifications. The nominating and corporate governance committee is responsible for identifying, screening and recommending candidates to the entire board of directors for membership. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates. When deemed prudent, the committee may also engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
In accordance with the terms of our amended and restated stockholders’ agreement, as described below under “Certain Relationships and Related Party Transactions”, at the time of our direct listing in October 2020, Amer Akhtar, Jason Mudrick, Ryan O’Hara, Lauren Vaccarello and Heather Zynczak were nominated for election to the board of directors by certain entities affiliated with Mudrick Capital Management, L.P. (“Mudrick Capital”), Bonnie Kintzer was nominated by GoldenTree Asset Management LP (“GoldenTree”) and John Slater was nominated by Paulson & Co. Inc. (“Paulson”). As described further in this Proxy Statement, our board of directors has nominated Mr. Slater and Mr. Walsh for re-election at the Annual Meeting.
Currently, the nomination rights of Mudrick Capital, Paulson and GoldenTree have expired.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications; Diversity
The nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members of the board of directors), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, take into account many factors, including ability to make independent analytical inquiries, general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment, experience in the Company’s industry and with relevant social policy concerns, understanding of the Company’s business on a technical level, other board service and educational and professional background. Consideration will also be given to a candidate’s diversity of gender and cultural background in connection with the perceived needs of the board as a whole. Each candidate nominee must also possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. The board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In
Thryv Holdings, Inc.	11	2024 Proxy Statement

determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board of directors. The nominating and corporate governance committee and the board of directors will take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors and making its recommendations to the Company’s stockholders.
Our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, to be in our Company’s and stockholders’ best interests.
Board Diversity Matrix (as of April 16, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Thryv Holdings, Inc.	12	2024 Proxy Statement

Proposal No. 1
Election of Directors
Our board of directors currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2025 and 2026, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the three Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast, which means that the three individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.
VOTE
Our Board
of Directors Recommends a Vote FOR ALL NOMINEES in the Election of the Class I Directors
Thryv Holdings, Inc.	13	2024 Proxy Statement

Nominees to Our Board of Directors
The nominees and their ages, occupations, and length of service on our board of directors as of the date of this Proxy Statement, are provided below.
Amer Akhtar Class I Director AGE: 54 DIRECTOR SINCE: 2020
Mr. Akhtar currently serves as Chief Executive Officer of iTrade Network Inc., a provider of supply chain software. He previously served as the Chief Executive Officer of Celential.ai Inc., a venture-funded provider of AI-based recruiting solutions from January 2020 to January 2022. From April 2019 to October 2019, Mr. Akhtar served as the Chief Revenue Officer of DeepMap Inc., a high-definition mapping software provider for autonomous driving. From April 2016 to March 2019, Mr. Akhtar was the Chief Operating Officer, Head of U.S. and advisor to the CEO of XPT Inc., or XPT, a division of the electric vehicle company NIO, Inc. Prior to joining XPT, from November 2014 to April 2016, Mr. Akhtar was VP and General Manager of Yahoo Small Business, a technology business focused on e-commerce and online presence. Mr. Akhtar has also served as a board member of Zeuss Inc. from 2014 to 2019 and as an advisory board member of PayActiv Inc., a financial wellness platform, since 2014. Mr. Akhtar also spent almost a decade at Automatic Data Processing, Inc., or ADP, including from 2009 to 2013, in which he was Managing Director and Country President for ADP in Shanghai, China. Mr. Akhtar graduated from Amos Tuck School of Business at Dartmouth College. We believe that Mr. Akhtar is qualified to serve on our board of directors because of his technology and software expertise, and his deep experience with SMBs.

Bonnie Kintzer Class I Director AGE: 62 DIRECTOR SINCE: 2020
Ms. Kintzer has served as the President and Chief Executive Officer of Trusted Media Brands, Inc., a media and direct marketing company since April 2014. Ms. Kintzer has also served as a director of Trusted Media Brands, Inc. since April 2014. Previously, Ms. Kintzer served as Chief Executive Officer for Women’s Marketing Inc. from April 2010 to March 2014, where she also served as a director from September 2009 to December 2015. Ms. Kintzer served as Chairperson of the Reader’s Digest Foundation until March 2022, as a director of Union Savings Bank from October 2020 to March 2022, a director of SilverSPAC from September 2021 to September 2023, and currently serves as Chairperson of the 40 Million Story Campaign for United Through Reading. Ms. Kintzer served as a member of the board of directors for the Children’s Learning Center of Fairfield County from September 2017 to April 2022 and the Chair of the MPA – The Association of Magazine Media from April 2021 to June 2022. Ms. Kintzer holds a Master of Business Administration from Harvard Business School and a Bachelor of Arts degree from Clark University. We believe that Ms. Kintzer is qualified to serve on our board of directors due to her relevant leadership experience in the digital marketing arena, and, more specifically, with the rebranding of the Reader’s Digest Association into a digital-first company.

Thryv Holdings, Inc.	14	2024 Proxy Statement

Lauren Vaccarello Class I Director AGE: 40 DIRECTOR SINCE: 2020
Ms. Vaccarello currently serves as an Executive in Residence for Scale Venture Partners. She previously served as Chief Marketing Officer of Salesloft, the provider of a leading sales engagement platform from May 2022 to June 2023 and the Chief Marketing Officer of Talend S.A., a data integration and data integrity company, from July 2019 to October 2021. Previously, Ms. Vaccarello served as the Vice President of Customer Engagement and Vice President of Marketing at Box, Inc., a cloud content management company, from July 2015 to October 2018. From August 2014 to July 2015, Ms. Vaccarello served as the Senior Vice President of Marketing of Sysomos Inc. Ms. Vaccarello has also held executive leadership roles at the AdRoll Group and Salesforce.com, Inc. Ms. Vaccarello has served as a director of SalesHood Inc. from July 2019 to August 2022. Ms. Vaccarello holds a Bachelor of Science degree in Marketing from Emerson College. We believe that Ms. Vaccarello is qualified to serve on our board of directors because of her expertise in digital marketing and her success in growing several SaaS companies.

Thryv Holdings, Inc.	15	2024 Proxy Statement

Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our board of directors as of the date of this Proxy Statement are provided below.
Ryan O’Hara Class II Director AGE: 55 DIRECTOR SINCE: 2020
Mr. O’Hara currently serves as the Chief Executive Officer of 210 Home Buyers Warranty, a home warranty and insurance company. He previously served as an advisor to Apollo Global Management in the technology and media sectors from January 2020 until December 2022. From June to December 2019, Mr. O’Hara served as the Chief Executive Officer of Shutterfly, Inc., where he also served as a director from June to October 2019. Previously, from January 2015 to June 2019, Mr. O’Hara served as the Chief Executive Officer of Move Inc./Realtor.com. Prior to 2015, Mr. O’Hara also served in senior management roles at the Madison Square Garden Company and Gemstar–TV Guide International, Inc., and worked at Nestlé S.A., Fox Cable Networks, British Sky Broadcasting Group, and PricewaterhouseCoopers LLP. Mr. O’Hara currently serves on the board of Offerpad and as a board observer of Inside Real Estate, and previously served on the board of TKB Critical Technologies until August 2023, the board of REA Group Limited from June 2017 to April 2019, and the advisory council for the Stanford University Center on Longevity from August 2020 through January 2024. Mr. O’Hara holds a Bachelor of Arts degree in Economics from Stanford University, a Master of Business Administration from Harvard Business School and the Director Certificate from Harvard Business School. We believe Mr. O’Hara is qualified to serve on our board of directors because of his significant experience with technology and recurring revenue models, and his deep experience serving on the board of directors of both public and private companies.

John Slater Class III Director AGE: 51 DIRECTOR SINCE: 2016
Mr. Slater has served as Lead Independent Director since December 2021. He has served as the Chief Investment Officer for Hum Capital Inc. since September 2021. Mr. Slater previously served on our board of directors from 2013 to 2015. Mr. Slater served as Managing Director, Head of Credit at GPI Capital L.P. from January 2020 to December 2020. From 2009 to November 2019, Mr. Slater was a partner at Paulson, focusing on investments in the media, telecom and technology sectors. Prior to Paulson, Mr. Slater served as Vice President at Lehman Brothers Holdings, Inc. in the Global Trading Strategies Group and as a senior director of finance at NextSet Software, Inc. Mr. Slater holds both his Bachelor and Master of Arts degrees from the University of Cambridge and his Master of Business Administration from INSEAD, France. We believe Mr. Slater is qualified to serve on our board of directors because of his extensive background in accounting, technology sector investing and operations, and capital markets, and his board level experience.

Thryv Holdings, Inc.	16	2024 Proxy Statement

Joseph A. Walsh Class III Director AGE: 61 DIRECTOR SINCE: 2014
Mr. Walsh has served as Chairman since December 2021, and as Chief Executive Officer and a Director since October 2014. Mr. Walsh also serves as the Chief Executive Officer and Chairman of Walsh Partners, a private company focused on investments and advisory services, from January 2012 and has served as the Chairman of Cambium Learning Group, a leading educational technology company, from June 2012 to December 2018. Mr. Walsh also previously served as President and CEO of Yellowbook, Inc. We believe Mr. Walsh is qualified to serve on our board of directors because he brings a wealth of leadership experience, particularly in the areas of SaaS software, small and medium sized business (“SMB”) marketing and strategic direction, and because of the operational expertise and continuity that he brings to our board of directors as our Chief Executive Officer.

Heather Zynczak Class II Director AGE: 52 DIRECTOR SINCE: 2020
Ms. Zynczak currently serves as the Chief Marketing Officer for AlphaSense, a market intelligence platform. Previously, Ms. Zynczak served as the Chief Marketing Officer of Pluralsight, Inc., a technology learning platform for enterprises from August 2016 to October 2020 and the Chief Marketing Officer of Domo Inc., a cloud operating system for businesses, from 2012 to 2016. Ms. Zynczak also held executive positions at enterprise technology companies, including SAP SE and Oracle Corporation, and she served as a business consultant for Accenture plc, The Boston Consulting Group and Booz Allen Hamilton Inc. Ms. Zynczak has served as a director of Demandbase since March 2021, a director of D2L since January 2023, a director of Lendio since July 2023 and a director of Vasion since August 2023. She previously served as a director of Digital Transformation Opportunities from March 2021 to September 2023, a director of Arkose Labs from July 2022 to January 2024, a director of SaltStack, Inc. from October 2018 to October 2020 and a director of ExpertVoice from March 2021 to September 2022. Ms. Zynczak holds a Bachelor of Business Administration degree in Finance from The University of Texas at Austin and holds a Master of Business Administration from The Wharton School at the University of Pennsylvania. We believe that Ms. Zynczak is qualified to serve on our board of directors because of her substantial digital marketing and technology experience, including key roles in building successful SaaS companies, and her board level experience.

Thryv Holdings, Inc.	17	2024 Proxy Statement

Non-Employee Director Compensation
Our non-employee directors receive an annual retainer for board and committee service of $100,000 and each committee chairperson receives an additional annual fee of $20,000. Each non-employee director that serves on two or more committees and is not a committee chairperson receives an additional annual fee of $10,000. The Lead Independent Director also receives an additional annual fee of $35,000.
Annual cash retainers for board, Lead Independent Director and committee chair service are paid on a quarterly basis in advance.
Additionally, in June 2023, each non-employee director was awarded restricted stock units (“RSUs”) having an aggregate fair market value of $140,000. These RSUs will vest in full on the one-year anniversary of the grant date.
Mr. Walsh, our Chairman and Chief Executive Officer, does not receive compensation for his services as a director. See “Compensation Tables – Summary Compensation Table” for a discussion of the compensation earned by Mr. Walsh during fiscal year 2023.
Director Compensation – Fiscal Year 2023
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Amer Akhtar	110,000	140,000	—	250,000
Bonnie Kintzer	120,000	140,000	—	260,000
Ryan O’Hara	120,000	140,000	—	260,000
John Slater	155,000	140,000	—	295,000
Lauren Vaccarello	110,000	140,000	—	250,000
Heather Zynczak	100,000	140,000	—	240,000
1.
Consists of an award of RSUs granted pursuant to the Thryv Holdings, Inc. 2020 Incentive Award Plan (the “2020 Plan”) to each director on June 13, 2023. Pursuant to the 2020 Stock Plan, each outside director is to receive an automatic grant of RSUs on the date of the annual stockholders meeting equal to the number of shares of common stock having an aggregate fair market value of $140,000. The amounts shown were not actually paid to the directors. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of the RSUs awarded to each of them in fiscal year 2023. These values were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The aggregate grant date fair value of the RSUs is equal to the closing price of the common stock on the date of grant multiplied by the number of shares granted. On June 13, 2023, the date of grant for all directors, the closing price of our common stock on the Nasdaq was $25.09 per share. The amounts reported do not include any reduction in the value of the awards for the possibility of forfeiture. The awards were issued on June 13, 2023.

Our directors’ outstanding equity awards as of fiscal year end 2023 were as follows: Mr. Akhtar – 5,579 RSUs and 55,556 options; Ms. Kintzer - 5,579 RSUs and 55,556 options ; Mr. O’Hara –5,579 RSUs and 55,556 options ; Mr. Slater –5,579 RSUs and 55,556 options ; Ms. Vaccarello – 5,579 RSUs and 55,556 options; and Ms. Zynczak – 5,579 RSUs and 55,556 options.
Thryv Holdings, Inc.	18	2024 Proxy Statement

Proposal No. 2 Ratification
of Appointment of
Independent Registered
Public Accounting Firm
Our audit committee has engaged Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the year ending December 31, 2024. Although we are not required to seek stockholder approval of this appointment, it has been our practice to do so.
The ratification of the selection of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting on the proposal. In the event that Grant Thornton is not ratified by our stockholders, the audit committee will review its future selection of Grant Thornton as our independent registered public accounting firm.
Representatives of Grant Thornton are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually.
VOTE
Our Board of Directors Recommends a
Vote FOR the Ratification of the Appointment of
Grant Thornton LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024
Thryv Holdings, Inc.	19	2024 Proxy Statement

During the fiscal years ended December 31, 2022 and 2023, aggregate fees for services and related expenses provided by Grant Thornton LLP were as follows:
	Fiscal Year Ended December 31, 2022 ($ in thousands)	Fiscal Year Ended December 31, 2023 ($ in thousands)
Audit Fees(1)	2,856	3,082
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	22
All Other Fees(4)	—	59
Total Fees	2,856	3,162
1.
“Audit fees” include fees billed for professional services rendered for the integrated audit of our annual consolidated financial statements, reviews of our quarterly condensed consolidated financial statements, consents, and services that are normally provided in connection with regulatory filings or requirements. Audit fees also include accounting consultations and research related to the integrated audit.

2.
“Audit-related fees” include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These include services related to the preparation for compliance with section 404 of the Sarbanes-Oxley Act of 2002 and accounting matters in connection with acquisitions.

3.	“Tax fees” include fees billed for tax compliance, consultation and planning services.
4.	“All other fees” includes fees billed for publications and online subscriptions.
Change in Independent Registered Public Accounting Firm
On April 11, 2022, our audit committee dismissed Ernst and Young LLP (“Ernst and Young”) as our independent registered public accounting firm, and on April 14, 2022, our audit committee engaged Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2022.
The reports of Ernst and Young on our consolidated financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During our two most recent fiscal years and subsequent interim period through April 11, 2022, there were (1) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Ernst and Young on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Ernst and Young would have caused Ernst and Young to make reference to the subject matter of the disagreements in their reports on our consolidated financial statements for such periods and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
We provided a copy of the foregoing disclosures to Ernst and Young and requested that Ernst and Young furnish us with a letter addressed to the SEC stating whether or not it agreed with the statements made herein. A copy of the letter furnished in response to that request was filed as Exhibit 16.1 to a Form 8-K filed with the SEC on April 15, 2022.
During our two most recent fiscal years and subsequent interim period through April 14, 2022, neither the Company, nor anyone acting on its behalf, consulted Grant Thornton regarding either (1) the application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Thryv Holdings, Inc.	20	2024 Proxy Statement

Policy on Audit Committee Pre -Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.
Thryv Holdings, Inc.	21	2024 Proxy Statement

Report of the Audit Committee
The purpose of our audit committee is to assist our board of directors with oversight of (i) the integrity of the Company’s financial statements, (ii) compliance with legal and regulatory requirements, (iii) the Company’s independent auditor’s qualifications and independence, and (iv) the performance of the Company’s independent auditor and internal audit function. Our audit committee’s principal responsibility is one of oversight. Our management is responsible for determining that our financial statements are complete, accurate, and in accordance with generally accepted accounting principles and establishing satisfactory internal control over financial reporting. The independent auditor is responsible for auditing our financial statements and the effectiveness of our internal control over financial reporting. Our internal and outside counsel are responsible for assuring compliance with laws and regulations and our corporate governance policies.
In the performance of its oversight function, our audit committee has:
•	reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2023 with management and Grant Thornton LLP;
•	discussed with Grant Thornton LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with Grant Thornton LLP its independence.

Based on these reviews and discussions, we recommended to our board of directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on February 22, 2024.
The Audit Committee
Amer Akhtar
John Slater, Chair
Heather Zynczak
Thryv Holdings, Inc.	22	2024 Proxy Statement

Executive Officers
The names of our executive officers, their ages as of the date of this Proxy Statement and their positions are shown below.
Name	Age	Title
Joseph A. Walsh	61	Chairman and Chief Executive Officer
Paul D. Rouse	65	Chief Financial Officer, Executive Vice President and Treasurer
Grant Freeman	45	President
James McCusker	61	Chief Revenue Officer and Executive Vice President
John Wholey	59	Chief Operations & Information Officer and Executive Vice President
Lesley Bolger	45	Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary
Our board of directors chooses executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers. The biographical information for our Chairman and Chief Executive Officer, Mr. Joseph A. Walsh, is provided above under “Nominees to Our Board of Directors”.
Paul D. Rouse
Mr. Rouse has served as our Chief Financial Officer, Executive Vice President and Treasurer since November 2014. Mr. Rouse previously served as the Chief Financial Officer for Apple and Eve, LLC from March 2012 to October 2014. Prior to joining Apple and Eve, LLC, Mr. Rouse was the Vice President of Finance, Corporate and Business Development and Treasurer of Yellowbook, Inc. Mr. Rouse graduated from Long Island University with a Bachelor of Science degree in Accounting.
Grant Freeman
Mr. Freeman has served as our President since September 1, 2023. Mr. Freeman previously served as the Chief Customer Officer of Thryv from October 2021 to August 2023 and as Vice President of Client Success for Thryv from November 2018 to September 2021. From April 2015 to October 2018, Mr. Freeman served as Assistant Vice President - Training, Recruiting & Thryv Software Sales Teams at DexYP, a digital and print marketing company. Prior to his time at DexYP, Mr. Freeman served in various senior leadership positions at Hibu and Yellowbook. Mr. Freeman holds a bachelor’s degree in marketing from Penn State University.
James McCusker
Mr. McCusker has served as our Chief Revenue Officer and Executive Vice President since September 2015. Mr. McCusker previously served as our Vice President of Expansion Channel Sales from May 2015 to September 2015. Before joining Thryv, Mr. McCusker was Chief Sales Officer at eLocal.com from October 2014 to May 2015 and President and Chief Sales Officer of hibu, Inc. (“hibu”), formerly Yellowbook, Inc., from April 2012 to March 2013. Mr. McCusker also previously served various roles at Yellowbook, Inc., including Chief of Sales and Vice President of Sales. Mr. McCusker received his bachelor’s degree in Business Administration from LaSalle University.
Thryv Holdings, Inc.	23	2024 Proxy Statement

John Wholey
Mr. Wholey has served as our Chief Operations & Information Officer and Executive Vice President since January 2015. Prior to that role, Mr. Wholey previously served as an advisor to the Company from November 2014 to January 2015. Mr. Wholey previously served as Vice President/Head of Contact Centers in the U.S. and U.K. for hibu and its predecessor, Yellowbook, Inc. from February 2000 to October 2014. Mr. Wholey received his bachelor’s degree in Industrial Engineering from Worcester Polytechnic Institute and his Master of Business Administration in Finance from Drexel University.
Lesley Bolger
Ms. Bolger has served as our Chief Legal Officer & Human Resources and Executive Vice President, since October 2021, and our Chief Compliance Officer and Secretary since June 2019. Ms. Bolger previously served as our Vice President of Corporate Counsel since June 2020, as our Assistant Vice President of Corporate Counsel from July 2019 to June 2020, as our Assistant General Counsel from July 2017 to June 2019 and as our Senior Counsel from December 2006 to July 2017. Ms. Bolger received her Bachelor of Arts degree in Finance, her Master of Business Administration and her Juris Doctorate from Texas Tech University.
Thryv Holdings, Inc.	24	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of April 16, 2024, certain information with respect to the beneficial ownership of our common stock for each of our named executive officers, each of our directors, all of our directors and executive officers as a group and each person we know to be the beneficial owner of more than 5% of our common stock.
Beneficial ownership as reported in the following table has been determined in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedule 13D and 13G filings with the SEC and reports made directly to the Company.
For purposes of this table, a person is deemed to have “beneficial ownership” of any shares when such person has the right to acquire them within 60 days after April 16, 2024. For options and warrants, we report the shares of common stock issuable pursuant to options and warrants that are exercisable within 60 days of April 16, 2024. For RSUs, we report shares equal to the number of RSUs that will vest within 60 days of April 16, 2024. Shares of common stock issuable pursuant to options and warrants that are exercisable within 60 days of April 16, 2024 and shares of common stock subject to RSUs that will vest within 60 days of April 16, 2024 are deemed outstanding for computing the percentage of the class beneficially owned by the person holding such securities, but are not deemed outstanding for computing the percentage of the class beneficially owned by any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the following table have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership for the following table is based on 35,928,503 shares of common stock outstanding as of April 16, 2024.
The business address of each beneficial owner is c/o Thryv Holdings, Inc., 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261, unless otherwise indicated below.
Name of Beneficial Owner	Number of Shares (#)	Shares that may be Acquired within 60 Days (#)	Number of Shares Beneficially Owned (#)	Percentage of Outstanding Shares (%)
5% Stockholders:
BlackRock, Inc.(1)	6,296,123	—	6,296,123	17.6
FMR LLC(2)	5,274,752	—	5,274,752	14.7
The Vanguard Group(3)	2,278,064	—	2,278,064	6.4
Affiliates of Paulson(4)	2,000,000	—	2,000,000	5.6
SamJo Management, LLC(5)	1,880,450	—	1,880,450	5.3
Named Executive Officers and Directors:
Joseph A. Walsh(6)	2,016,043	1,054,643	3,070,686	8.3
Paul D. Rouse(7)	58,821	205,595	264,416	*
Gordon Henry(8)	30,324	265,882	296,206	*
Thryv Holdings, Inc.	25	2024 Proxy Statement

Name of Beneficial Owner	Number of Shares (#)	Shares that may be Acquired within 60 Days (#)	Number of Shares Beneficially Owned (#)	Percentage of Outstanding Shares (%)
James McCusker(9)	33,781	261,632	295,413	*
John Wholey(10)	121,448	173,632	295,080	*
Amer Akhtar(11)	6,392	47,246	53,638	*
Bonnie Kintzer(12)	6,229	47,246	53,475	*
Ryan O’Hara(13)	7,642	47,246	54,880	*
John Slater(14)	6,392	47,246	53,638	*
Lauren Vaccarello(15)	5,392	47,246	52,638	*
Heather Zynczak(16)	6,232	47,246	53,478	*
Directors and Executive Officers as a Group (12 persons)(17)	2,316,796	2,136,715	4,453,511	11.7
*	Represents beneficial ownership of less than 1% of total shares of common stock outstanding.
1.
The business address for BlackRock, Inc. (“Blackrock”) is 55 East 52nd Street, New York, NY 10055. Share ownership is based on Amendment No. 3 to Schedule 13G/A dated January 19, 2024, which discloses that Blackrock has sole voting power with respect to 6,043,960 shares of common stock and sole dispositive power with respect to 6,296,123 shares of Common Stock.

2.
The business address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210. Share ownership is based on Amendment No. 3 to Schedule 13G/A dated February 9, 2024, which indicates that Abigail P. Johnson has sole dispositive power over 5,274,752 shares of common stock.

3.
The business address for The Vanguard Group (“Vanguard” is 100 Vanguard Blvd., Malvern, PA 19355. Share ownership is based upon Amendment No.1 to Schedule 13G dated February 13, 2024, which indicates that Vanguard has sole voting power over 0 shares of common stock, shared voting power over 36,052 shares of common stock, sole dispositive power over 2,278,064 shares of common stock, and shared dispositive power over 66,746 shares of common stock.

4.
Consists of 2,000,000 shares of common stock held of record by funds affiliated with Paulson & Co. Inc. (“Paulson”). Paulson manages the funds. In its role as manager, Paulson possesses voting and investment power over the securities that are owned by the funds. John Paulson is the controlling person of Paulson. Each of Paulson and John Paulson may be deemed to indirectly beneficially own the securities directly owned by the funds. The address of each of the entities and individuals is c/o Paulson & Co. Inc., 1133 Avenue of the Americas, New York, NY 10036. Share ownership is based on Form 13F dated February 14, 2024.

5.
The business address for SamJo Management LLC (“SamJo”) is 880 Third Avenue, 16th Floor, New York, New York 10022. Share ownership is based upon Schedule 13G dated February 9, 2024 , which disclosed that SamJo and Andrew N. Wiener have shared voting power with respect to 869,900 shares of common stock and shared dispositive power with respect to 1,880,450 shares of common stock.

6.
Consists of 1,625,206 shares held by a trust over which Mr. Walsh has sole voting power, 390,837 shares owned directly by Mr. Walsh, 1,049,383 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024 and 5,260 RSUs that will vest within 60 days of April 16, 2024.

7.	Consists of 58,821 shares owned directly by Mr. Rouse and 205,595 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024.
8.
Consists of 30,324 shares owned directly by Mr. Henry and 265,882 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024. Mr. Henry previously served as Chief Strategy Officer and Executive Vice President until March 22, 2024.

9.	Consists of 33,781 shares owned directly by Mr. McCusker and 261,632 issuable pursuant to options that are exercisable within 60 days of April 16, 2024.
10.	Consists of 121,448 shares owned directly by Mr. Wholey and 173,632 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024.
11.
Consists of 6,392 shares owned directly by Mr. Akhtar, 41,667 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024 and 5,579 RSUs that will vest within 60 days of April 16, 2024.

12.
Consists of 6,229 shares owned directly by Ms. Kintzer, 41,667 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024 and 5,579 RSUs that will vest within 60 days of April 16, 2024.

13.
Consists of 7,642 shares owned directly by Mr. O’Hara, 41,667 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024 and 5,579 RSUs that will vest within 60 days of April 16, 2024.

14.
Consists of 6,392 shares owned by Mr. Slater, 41,667 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024 and 5,579 RSUs that will vest within 60 days of April 16, 2024.

15.
Consists of 5,392 shares owned by Ms. Vaccarello, 41,667 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024 and 5,579 RSUs that will vest within 60 days of April 16, 2024.

16.
Consists of 6,232 shares owned by Ms. Zynczak, 41,667 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024 and 5,579 RSUs that will vest within 60 days of April 16, 2024.

17.
Includes ownership of 22,150 shares owned directly by executive officer Lesley Bolger, Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary and 82,181 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024 and 26,274 shares owned directly by executive officer Grant Freeman, President, and 75,556 shares issuable pursuant to options that are exercisable within 60 days of April 16, 2024.

Thryv Holdings, Inc.	26	2024 Proxy Statement

Certain Relationships and Related Party Transactions
Set forth below is a description of certain relationships and related person transactions between us or our subsidiaries and our directors, executive officers or holders of more than 5% of our voting securities.
Amended and Restated Stockholders’ Agreement
The Company entered into an amended and restated stockholders agreement with certain entities affiliated with Mudrick Capital Management, L.P., GoldenTree Asset Management LP and Paulson & Co. Inc. (each, together with its controlled affiliates that own Company securities, a “Nominating Stockholder Group”) and certain entities affiliated with Cerberus Capital Management L.P. (Cerberus and its controlled affiliates that own Company securities, together with the Nominating Stockholder Groups, each a “Stockholder Group”, and together the “Stockholder Groups”), for the purpose of providing for certain rights and obligations of the Company and each of the stockholders party thereto upon and after the consummation of our direct listing which occurred on October 1, 2020. Pursuant to the terms of the amended and restated stockholders’ agreement, each Nominating Stockholder Group, for so long as it and its affiliates together hold at least 10% of the number of shares of our common stock outstanding, has the right to nominate one director for every 10% of the outstanding common stock held by such Nominating Stockholder Group. The amended and restated stockholders’ agreement includes provisions enabling the Stockholder Groups to require us, at our expense, to register shares of our common stock that they hold under certain circumstances, including the requirement to file a “shelf” registration. The amended and restated stockholders’ agreement also provides that we will pay certain expenses of these electing holders relating to such registrations.
Currently, the nomination rights of Mudrick Capital, Paulson and GoldenTree have expired. Additional information regarding nomination rights is set forth above under “Nomination Process and Director Qualifications—Nomination to the Board of Directors.”
Review, Approval or Ratification of Transactions with Related Parties
We maintain a written policy relating to the approval of related person transactions. Pursuant to our policy, a “related person transaction” is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (i) the Company or any of its subsidiaries is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and (iii) any related person has or will have a direct or indirect interest. Our audit committee will review and approve or ratify all related person transactions between us and (i) our directors, director nominees or executive officers, (ii) any 5% record or beneficial owner of our voting securities, or (iii) any immediate family member of any person specified in (i) or (ii) above. The audit committee will review all related person transactions and, where the audit committee determines that such transactions are in our best interests, approve such transactions in advance of such transaction being given effect.
In the course of its review and approval or ratification of a related party transaction, the audit committee will, in its judgment, consider in light of the relevant facts and circumstances whether the transaction is, or is not inconsistent with, our best interests, including consideration of various factors enumerated in the policy.
Any member of the audit committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the audit committee will provide all material information concerning the transaction to the audit committee. Our policy also includes certain exceptions for transactions that need not be reported and provides the audit committee with the discretion to pre-approve certain transactions.
Thryv Holdings, Inc.	27	2024 Proxy Statement

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the compensation program for our Principal Executive Officer, our Principal Financial Officer, and the next three most highly-compensated executive officers (other than our Principal Executive Officer and Principal Financial Officer) who were serving in such capacity as of December 31, 2023, or our “named executive officers” or “NEOs”. Our named executive officers for fiscal year 2023 were:
•	Joseph A. Walsh, who serves as Chairman and Chief Executive Officer;
•	Paul D. Rouse, who serves as Chief Financial Officer and Treasurer;
•	Gordon Henry, who served as Chief Strategy Officer and Executive Vice President until March 22, 2024;
•	James McCusker, who serves as Chief Revenue Officer and Executive Vice President; and
•	John Wholey, who serves as Chief Operations & Information Officer and Executive Vice President.
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during fiscal year 2023. It also provides an overview of our executive compensation philosophy, core principles, and objectives. Finally, it analyzes how and why the compensation committee of our board of directors arrived at the specific compensation determinations for our named executive officers for fiscal year 2023, including the key factors that the compensation committee considered in deciding their compensation.
Compensation Philosophy and Compensation Program Objectives
Our goal for our executive compensation program is to attract, motivate, retain and reward a talented, entrepreneurial, and creative team of executives who will provide leadership for our success in dynamic and competitive markets. Our compensation philosophy is rooted in pay-for-performance and supports a balanced compensation program that rewards employees for the achievement of our financial, operational and strategic goals. We believe that the most effective program will provide a competitive base salary with annual short-term and long-term incentive payouts based on company and individual performance.
For fiscal year 2023, our executive compensation programs focused on both top-line and bottom-line performance, all while working on transforming our business and positioning the Company to be the leading provider of SaaS marketing solutions and cloud-based tools for SMBs.
For fiscal year 2023, our compensation committee approved a compensation design and target compensation opportunities, comprising a mix of fixed and variable cash compensation, including base salaries, a short-term cash incentive plan, an overachievement cash incentive plan and a long-term incentive plan. Our annual incentive design included metrics tied to our financial growth. Lyons Benenson & Company Inc. (“Lyons Benenson”), the compensation committee’s independent compensation consultant, provided guidance to the compensation committee concerning the Company’s compensation design and target opportunities for fiscal year 2023. The elements of the 2023 compensation program are described in more detail below.
Thryv Holdings, Inc.	28	2024 Proxy Statement

Within the context of the overall objectives of our compensation programs, we typically determine the specific amounts of compensation opportunities for each of our NEOs based on a number of factors:
•	the performance of our NEOs in prior years;
•	the roles and responsibilities of our NEOs;
•	the individual experience and skills of our NEOs;
•	for each named executive officer, other than our Chief Executive Officer, the evaluations and recommendations of our Chief Executive Officer;
•	the amounts of compensation being paid to our other NEOs; and
•	internal equity.
What We Pay and Why: Elements of Compensation
Our executive compensation program is designed to be competitive with companies both within and outside our industry so that we can attract and retain top talent. We design our compensation plans to be transparent to our executive officers and stockholders, and to support best practice governance principles. Accordingly, we believe that each element of our executive compensation program serves each of our objectives to a greater or lesser extent.
The following table sets forth the primary elements of our executive compensation program for fiscal year 2023, including a description of how each element fits into the overall compensation of our NEOs. These compensation elements are described in more detail under “Components of Our NEO Compensation Program”:
	What it Does-How it Works	2023 Plan Metrics-Weighting
Base Salary	• Fixed annual cash amount that provides a regular source of income at competitive levels. • Influences annual target incentive value(base salary × target annual incentive %).	Not applicable.
Short-Term Incentive Plan: Cash
•    Performance-based compensation element with a variable payout potential based on corporate and individual performance.
•    Intended to motivate and reward executive officers for the achievement of annual (short-term) business objectives.
• EBITDA-25% • Free Cash Flow-25% • SaaS Net Revenues-25% • Individual Performance-25%
Over Performance Plan: Cash
•    Incremental cash incentive plan designed as an overachievement program to our Short-Term Incentive Plan. Only begins to pay once maximum goal is achieved under the Short-Term Incentive Plan.
•    Performance-based compensation element with variable payout potential based on company financial performance.
•    Intended to motivate and reward executive officers for the overachievement of annual business objectives.
• EBITDA-30% • Free Cash Flow-40% • SaaS Net Revenues-30%
Thryv Holdings, Inc.	29	2024 Proxy Statement

	What it Does-How it Works	2023 Plan Metrics-Weighting
Long-Term Equity Incentive Compensation
•    Equity awards consisting of time-based restricted stock units (“RSUs”) and performance stock units (“PSUs”) awarded under the 2020 Stock Plan. The RSUs vest ratably, annually on each of the first three anniversaries of grant, and the PSUs cliff-vest at the conclusion of a three-year performance period, subject to the achievement of pre-established performance goals.
•    Designed to retain executives and align their interests with those of the Company’s stockholders.
• Relative TSR-30% • Absolute TSR-30% • SaaS Revenue CAGR-40%
Employee Stock Purchase Plan
•    We have an employee stock purchase plan that permits all eligible employees to elect to contribute up to 15% of their eligible compensation (up to the IRS maximum) to purchase Company shares at a 15% discount of the fair market value of shares in the Company.
Not applicable.
Executive Physical	• Executive officers receive annual reimbursement for a comprehensive medical examination up to $4,000 for EVP and the actual cost of the executive physical for the Chief Executive Officer.	Not applicable.
Retirement Benefits	• A 401(k) retirement savings plan enables all employees, including executive officers, to contribute a portion of their compensation with a company matching contribution.	Not applicable.
Employment and Severance Benefits
•    CEO Employment Agreement provides for salary, incentive opportunities and severance benefits.
•    Thryv, Inc. Severance Plan-Executive Vice Presidents and Above (“EVP Severance Plan”) provides for severance benefits equal to a multiple of salary and target short-term incentive award in the event of certain qualifying terminations of employment.
Not applicable.
Executive Compensation Process-Compensation Committee
Our compensation committee is responsible for reviewing and making individual compensation determinations for our Chief Executive Officer and other executive officers. Such determinations are presented to the board of directors for its review. Our compensation committee annually reviews and approves the corporate goals, objectives, and other key measures relevant to compensation of our executive officers, including our Chief Executive Officer.
Our compensation committee regularly reviews our cash and equity-based incentive compensation plans and either approves them or recommends amendments to them as may be appropriate or warranted from time to time. Our compensation committee oversees the administration of the cash and equity-based incentive compensation plans to ensure that they are supportive of and consistent with our compensation philosophy, policies, objectives, and programs with respect to plan participation, including, but not limited to, approving general size of overall awards, designating eligible participants, approving awards, appointing plan administrators and reviewing their performance, and imposing any limitations, restrictions and conditions upon awards. Our
Thryv Holdings, Inc.	30	2024 Proxy Statement

compensation committee also reviews our performance results in relation to any performance-based awards that may be payable under our short-term incentive and over performance cash plans, as well as our long-term incentive plan, prior to any payout to ensure that performance under the plan is sufficient to merit an award, and payments are made in accordance with the plan terms.
Our compensation committee works with management to make pay determinations and to ensure that our programs are competitive and meet our compensation objectives.
Our compensation committee is authorized to retain, in its discretion, the services of one or more executive compensation advisors to assist with the establishment and review of our compensation programs and related policies. Since October 2021, the compensation committee has directly engaged Lyons Benenson as its compensation consultant to assist the compensation committee on the full range of executive and director compensation matters that occur in the ordinary course of business. As part of this engagement, Lyons Benenson has reviewed our compensation philosophy, strategy and program and provided on-going advice and counsel to the compensation committee on the status of the compensation program and any opportunities for improvement that might exist therein.
Compensation Peer Group for Fiscal Year 2023
Our executive compensation program is designed to reward achievement of goals and to attract, retain and motivate our leaders in a competitive talent market. The compensation committee examines the executive compensation of a group of peer companies (our “Compensation Peer Group”) to stay current with market pay practices and trends, and to understand the competitiveness of our total compensation and its various elements. The compensation committee reviews at least annually the Compensation Peer Group to confirm that it includes companies that are comparable to Thryv on the basis of industry focus, scope of operations, size (based on revenues) and the competitive marketplace for talent. We use this data solely for informational purposes and do not target a specific percentile or make significant pay decisions based on market data alone. Although we believe this information can be helpful, we recognize that benchmarking is not always reliable and is subject to significant change from one year to the next—particularly for companies in the technology and SaaS industries. As a result, we use both Company and individual performance as primary drivers of pay levels, as opposed to market data.
The compensation committee decided upon the following 17 companies as our Compensation Peer Group for fiscal year 2023 after consultation with Lyons Benenson and primarily based upon criteria such as business alignment, industry relevance and competition for executive talent. The decrease in composition of the peer group for 2023 from 19 companies to 17 companies was a result of the acquisition of two of the companies in our 2022 peer group, whereby compensation information for those two companies would no longer be publicly available. We believe this peer group composition is appropriate in light of the importance we ascribe to providing competitive pay opportunities sufficient to attract and retain the talented executives needed to lead the Company.
Criteo S.A.	Alteryx, Inc.	Anaplan, Inc.	Clear Channel Outdoor Holdings, Inc.	Digital Turbine, Inc.
Five9, Inc.	HubSpot, Inc.	MicroStrategy Incorporated	Paycom Software, Inc.	Paylocity Holding Corporation
Pegasystems Inc.	Perion Network Ltd.	Stagwell Inc.	Verint Systems Inc.	Workiva Inc.
Yelp Inc.	Yext, Inc.
Components of Our NEO Compensation Program
We believe that a substantial portion of our executive compensation should be based on Company performance. We also believe it is essential for our executives to have a meaningful equity stake linked to our long-term performance; therefore, we created compensation opportunities that aimed to foster this culture. As such, other than base salary, compensation of our NEOs has largely been comprised of short-term incentive opportunities linked to our financial performance and individual contributions and long-term equity incentive compensation. Other factors we have historically considered in evaluating executive compensation included internal pay equity, external market and competitive information, assessment of individual performance, level of responsibility, and the overall expense of the program.
Thryv Holdings, Inc.	31	2024 Proxy Statement

Base Salary
Base salary has represented the fixed component of our executive officers’ compensation. As mentioned above, our compensation committee is responsible for reviewing and making individual executive officers’ compensation determinations. In consultation with our management, our compensation committee evaluates the performance of executive officers in light of agreed upon measures and determines and approves, or recommends to our board of directors for approval, executive officers’ compensation, including annual base salary levels, but does not automatically increase these levels each year. We believe that base salary increases at the executive officer level are generally warranted when (i) the employee has had a significant increase in job responsibilities, (ii) the employee’s base salary is not viewed as externally competitive or internally equitable or (iii) individual performance and career growth support an increase to base salary.
None of the NEOs received a base salary increase in 2023. The 2023 base salaries for our NEOs were as follows:
Named Executive Officers	2023 Base Salary ($)
Joseph A. Walsh	1,060,900
Paul D. Rouse	521,673
Gordon Henry	425,000
James McCusker	425,000
John Wholey	425,000
Short-Term Incentive Plan - Cash Incentive
We provide our NEOs with the opportunity to earn annual, performance-based cash compensation under our Short-Term Incentive Plan (our “STI”). Payouts under our STI are determined annually by our compensation committee based on each NEO’s target incentive and performance against pre-determined performance measures.
Our compensation committee follows the same benchmarking and decision-making process with respect to STI opportunities and payouts as it does with base salary. Our compensation committee may reassess our target annual incentive for each NEO from time to time.
Our compensation committee approved the target annual incentive, performance levels and payout parameters for the STI for fiscal year 2023 in March 2023.
Named Executive Officers	Target Annual Incentive (STI) (%)
Joseph A. Walsh	100
Paul D. Rouse	70
Gordon Henry	70
James McCusker	70
John Wholey	70
There were three financial performance metrics and one individual metric in our STI for fiscal year 2023, which were unchanged from fiscal year 2022. Below is a description of those metrics and our threshold, target and maximum performance levels and respective payouts under the plan. Each of the financial performance metrics and goals reflected the board approved budget from December 7, 2022. These goals represent the budget guiding principles and financial projections of the Company for fiscal year 2023:
1.	EBITDA (25%). This performance metric supports our focus on maintaining margin trends. EBITDA is a non-GAAP financial metric defined as earnings before interest, tax, depreciation and amortization.
Thryv Holdings, Inc.	32	2024 Proxy Statement

2.
Free Cash Flow (“FCF”) (25%). This performance metric supports our goal of generating value for our stockholders. FCF is a non-GAAP financial metric defined as net cash provided by operating activities less capital expenditures. FCF does not include certain tax liabilities, settlement of liability stock option awards and certain investments in growth opportunities, including merger and acquisitions.

3.	Reported SaaS Net Revenue (25%). This performance metric supports our goal of transitioning to a SaaS business.
4.
Individual Performance (25%). This performance metric supports our goal of pay for performance. Individual annual goals (which are designed to propel Company performance and objectives) are determined by our Chief Executive Officer for all NEOs other than himself. The Chief Executive Officer’s individual annual goals are determined by the compensation committee. The attainment of each NEO’s annual goals is based on an individual performance assessment by our Chief Executive Officer (for all NEOs other than himself) and ratified by the compensation committee and the attainment of our Chief Executive Officer’s individual goals is based on an individual performance assessment by our compensation committee. In fiscal year 2023, the Company established a minimum EBITDA threshold (or gate) of $155 million for any payouts under the individual performance metric to be funded. That is, if EBITDA for fiscal year 2023 was below $155 million, no payouts would be earned for the individual performance metric and the 25% of the STI attributable to individual performance would be forfeited regardless of individual performance achievement.

The below table reflects in detail the funding formulas applicable to our performance level for the EBITDA, Reported SaaS Net Revenue and FCF performance (collectively, the “Company Performance”) metrics under our STI for fiscal year 2023.
EBITDA (in millions) ($)	EBITDA Component Payout (%)	FCF (in millions) ($)	FCF Component Payout (%)	Reported SaaS Net Revenue (in millions) ($)	SaaS Net Revenue Component Payout (%)
171.00	10 Threshold	88.00	10	246.50	10
172.00	20	89.00	20	247.50	15
173.00	30	90.00	30	248.50	23
174.00	40	91.00	40	249.50	30
175.00	50	92.00	50	250.50	38
176.00	60	93.00	60	251.50	45
177.00	70	94.00	70	252.50	53
178.00	80	95.00	80	253.50	60
179.00	90	96.00	90	254.50	68
180.00	100 Target	97.00	100	255.50	100
181.50	105	98.00	105	256.50	105
183.00	110	99.00	110	257.50	110
184.50	115	100.00	115	258.50	115
186.00	120	101.00	120	259.50	120
187.50	125 Maximum	102.00	125	260.50	125
Thryv Holdings, Inc.	33	2024 Proxy Statement

On February 14, 2024, our compensation committee reviewed the Company’s performance against the pre-established metrics for fiscal year 2023. The compensation committee determined that for fiscal year 2023, EBITDA achieved $187.52 million, FCF achieved $114.83 million and Reported SaaS Net Revenue achieved $263.72 million resulting in the total weighted average payout of 125.0% for EBITDA, FCF and Reported SaaS Net Revenue for the Company Performance component (accounting for 75% of the total award) and that the individual performance component (accounting for 25% of the total award) for all NEOs was at target (100%). A few of the 2023 individual goals included growing SaaS revenue and growing active users. The resulting incentive payments for 2023 STI to NEOs are detailed in the table below:
Named Executive Officers	2023 STI ($)
Joseph A. Walsh	1,259,819
Paul D. Rouse	433,641
Gordon Henry	353,281
James McCusker	353,281
John Wholey	353,281
Over Performance Plan-Cash Incentive
We provide our NEOs with the opportunity to earn additional annual, performance-based cash compensation under our Over Performance Plan (our “OPP”). The OPP is intended to motivate and reward executive officers for the overachievement of annual business objectives. Payouts under our OPP are determined annually by our compensation committee based on each NEO’s overachievement of target incentive and performance against pre-determined Company financial performance measures. Our compensation committee may reassess our target OPP incentive for each NEO from time to time.
Our compensation committee approved the target incentives, performance levels and payout parameters for our OPP for fiscal year 2023 in March 2023. The OPP target incentive is expressed as a percentage of each individual’s base salary and were unchanged from 2022.
In fiscal year 2023, the OPP target annual incentives for each of our NEOs, expressed as a percentage of each NEO’s base salary, were as follows:
Named Executive Officers	Target Annual Incentive (OPP) (%)
Joseph A. Walsh	100
Paul D. Rouse	70
Gordon Henry	70
James McCusker	70
John Wholey	70
Thryv Holdings, Inc.	34	2024 Proxy Statement

Over Performance Plan Metrics and Performance for Fiscal Year 2023
There were three financial performance metrics in our OPP for fiscal year 2023. Each of the financial performance metrics under the OPP are defined as they are under our STI, and the goals under the OPP also reflected the board approved budget from December 7, 2022. These goals represent the budget guiding principles and financial projections of the Company for fiscal year 2023.
1.	EBITDA (30%)
2.	Free Cash Flow (40%)
3.	Reported SaaS Net Revenue (30%)
Our OPP plan only pays out if we have achieved greater than maximum performance under the STI plan; in fact, threshold level of performance for each metric under the OPP is equal to or greater than the maximum performance achievement levels under our STI. The total short term incentive cash payment is capped at 200% the value of the STI Plan at Target. The below table reflects in detail the respective payouts per performance level for each performance metric under our OPP for fiscal year 2023.
EBITDA (in millions) ($)	EBITDA Component Payout (%)	FCF (in millions) ($)	FCF Component Payout (%)	Reported SaaS Net Revenue (in millions) ($)	SaaS Net Revenue Component Payout (%)
187.50	Threshold	102.00		260.50
189.00	10	103.50	10	262.00	10
190.50	20	105.00	20	263.50	20
192.00	30	106.50	30	265.00	30
193.50	40	108.00	40	266.50	40
195.00	50	109.50	50	268.00	50
196.50	60	111.00	60	269.50	60
198.00	70	112.50	70	271.00	70
199.50	80	114.00	80	272.50	80
201.00	90	115.50	90	274.00	90
202.50	100	117.00	100	275.50	100
Thryv Holdings, Inc.	35	2024 Proxy Statement

On February 14, 2024, our compensation committee reviewed the Company’s performance against the pre-established metrics for fiscal year 2023. The compensation committee determined that for fiscal year 2023, EBITDA achieved $187.52 million or 1.0% payout incentive, FCF achieved $114.80 million or 86.0% payout incentive and Reported SaaS Net Revenue achieved $263.72 million or 21.5% of payout incentive, resulting in a total average weighted payout of 41.2%. There is not an individual performance component for the OPP. The resulting incentive payments for 2023 OPP to NEOs are detailed in the table below:
Named Executive Officers	2023 OPP ($)
Joseph A. Walsh	437,091
Paul D. Rouse	150,450
Gordon Henry	122,570
James McCusker	122,570
John Wholey	122,570
Long-Term Equity Incentive Compensation
We have historically provided our executive officers with the opportunity to earn long-term equity incentive compensation in the form of non-qualified stock options under our 2016 Stock Incentive Plan (“2016 Plan”). On September 3, 2020, our board of directors approved our 2020 Incentive Award Plan (“2020 Plan”), which became effective on September 23, 2020, and under which we may award long-term equity incentive grants. Following the effectiveness of our 2020 Plan, no future grants can be awarded under our 2016 Plan; however, all outstanding awards under the 2016 Plan remain outstanding in accordance with the terms of the applicable award agreements and our 2016 Plan. In addition, any shares of common stock that are forfeited or lapse unexercised under the 2016 Plan are added to the pool for issuance under the 2020 Plan.
The purpose of long-term equity awards is to provide incentives for our executives to achieve our long-term financial and operational goals and to reward them for sustained improvements in performance over the long term. The 2020 Plan is intended to advance the best interests of the Company, our affiliates and our stockholders by providing those persons who have substantial responsibility for the management and growth of Thryv and our affiliates with additional performance incentives and an opportunity to obtain or increase their equity ownership in the Company, thereby strengthening the alignment between the interests of our executives and our stockholders. The 2020 Plan is administered by the compensation committee with oversight from the board of directors.
Equity Awards in Fiscal Year 2023
In fiscal year 2023, we granted our NEOs both time-vesting RSUs and PSUs. We believe that the use of PSUs and RSUs serves to retain the executives necessary to achieve our strategic plans and to motivate them to drive sustained increases in stockholder value.
NEO	Total Grant Date Value	PSUs (# of units)	RSUs (# of units)
Joseph A. Walsh	$3,000,000	101,140	54,460
Paul D. Rouse	$2,500,000	84,284	45,383
Gordon Henry	$1,750,000	58,998	31,768
James McCusker	$1,750,000	58,998	31,768
John Wholey	$1,750,000	58,998	31,768
Time-vesting RSUs
In general, the RSUs, which represented 35% of the total grant, vest ratably, annually on each of January 5, 2024, 2025 and 2026. For Mr. Walsh, the RSUs vest over three years with the first one-third vesting on January 5, 2024 and 1/36th of the RSUs vesting on the 3rd of each month thereafter over the following 24 months.
Thryv Holdings, Inc.	36	2024 Proxy Statement

PSUs
The PSUs, which represent 65% of the total grant date value, will vest, to the extent earned, at the conclusion of a three-year performance period, which runs from January 1, 2023 through December 31, 2025. The earnout of the PSUs is governed by the following performance measures, weights and funding formula, which were unchanged from 2022:
Measure	Weight	Threshold	Target	Maximum
			Performance (as a % of Target)
Relative TSR (“rTSR”)	30%	40th Percentile	50th Percentile	65th Percentile
Absolute TSR (“aTSR”)	30%	8.0%	10.0%	12.5%
SaaS Revenue CAGR	40%	15%	18%	22%
			Payout (as a % of Target)
Payout	N/A	50%	100%	150%
Performance against each of the aforementioned measures and the extent to which the PSUs have been earned and are eligible to vest and be settled will be assessed early in 2025 following the conclusion of the performance period. PSUs may be earned between 0% and 150% of the target award, depending on the Company’s performance relative to each of the performance measures. Performance below the threshold level of performance for each of the measures will result in no PSUs being earned relative to that measure. For performance achievement between threshold and target or between target and maximum, the percentage of PSUs that would vest under each measure will be subject to straight line interpolation. For performance achievement at or above the maximum level of performance achievement set forth above, a maximum of 150% of the PSUs may vest under each measure.
For the rTSR measure, the PSUs will be eligible to vest based on the Company’s TSR relative to the following performance peer group over the three-year performance period. [The decrease in composition for the 2023 peer group from 21 to 18 companies was a result of the acquisition or delisting of three companies.] The peer group for the 2023 rTSR PSUs consists of 18 companies with which we compete for products and services, and which are listed below:
Blackbaud, Inc.	Box, Inc.	Constellation Software Inc,	Datadog, Inc.	Digital Turbine, Inc.
Domo, Inc.	Dynatrace, Inc.	EverCommerce Inc.	Five9, Inc.	GoDaddy, Inc.
HubSpot, Inc.	Informatica Inc.	Lightspeed Commerce Inc.	Pegasystems Inc.	Sprout Social, Inc.
Squarespace, Inc.	Verint Systems Inc.	Wix.com Ltd.
Stock Ownership and Retention Guidelines
In August 2022, the compensation committee adopted new stock ownership guidelines and retention requirements pursuant to which all NEOs, members of the Executive Committee, vice presidents and non-employee directors are expected to own common stock equal to the following amounts within five years:
Title	Ownership Threshold
Chief Executive Officer	Six Times Base Salary
Executive Committee	Three Times Base Salary
Vice Presidents	One Times Base Salary
Non-Employee Director	Three Times Annual Retainer
Until such time as a participant has met the above guidelines, that participant may only sell a maximum of 50% of any compensatory equity awarded beginning in 2022.
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The compensation committee regularly monitors compliance with these guidelines, and as of April 16, 2024, the majority of NEOs were in compliance with or making steady progress towards their respective ownership guideline. The guidelines may be amended from time to time in the discretion of the compensation committee.
Risk Assessment of Compensation Policies
During early 2023, management reviewed existing incentive compensation programs in which NEOs participate in order to confirm that such programs do not create risks that are reasonably likely to have a material adverse effect on the Company. Lyons Benenson, the Company’s external compensation consultant, also reviewed the Company’s 2023 compensation philosophy, policies and program in order to conduct a risk assessment of the Company’s compensation arrangements. Based on the information furnished by management and Lyons Benenson’s understanding of the current program and arrangements, Lyons Benenson concluded that there is no undue risk in the program.
Anti-Hedging and Anti-Pledging Policy
Under Thryv’s Insider Trading Policy, members of the board of directors and all employees (including officers) of the Company, as well as certain of their family members and entities over which they exert control, are prohibited from engaging in any hedging transactions or otherwise engaging in short sales of Thryv securities. Thryv’s Insider Trading Policy also prevents members of the board of directors and certain employees (including officers) from pledging securities in the Company.
Clawback Policy
Thryv’s Board adopted a Clawback Policy on November 29, 2023 which complies with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Exchange Act Rule 10D-1 (“Rule 10D-1”) and with Nasdaq Stock Market LLC (“Nasdaq”) Rule 5608 and provides for the recoupment of certain covered compensation.
Tax Considerations
In determining our variable compensation programs, we consider certain tax implications of particular forms of compensation, such as the implications of Section 409A of the Internal Revenue Code governing deferred compensation arrangements. Although we consider the tax consequences of our compensation programs, the forms of compensation we utilize are determined primarily by their effectiveness in creating maximum alignment with our key strategic objectives and the interests of our stockholders.
Accounting For Stock-Based Compensation
We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”), for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all stock-based payment awards made to our employees and independent members of our board of directors, including options to purchase shares of our common stock and other stock-based awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables below required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee currently are, or have been, an officer or employee of the Company. None of our named executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its named executive officers serving on our board of directors or compensation committee.
Thryv Holdings, Inc.	38	2024 Proxy Statement

Compensation Committee Report
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.
Compensation Committee:
Bonnie Kintzer, Chair
John Slater
Lauren Vaccarello
Thryv Holdings, Inc.	39	2024 Proxy Statement

Compensation Tables
The section below contains information, both narrative and tabular, regarding the compensation paid to our NEOs for the fiscal year 2023.
Summary Compensation Table
The following table sets forth the compensation paid or earned for the fiscal years ending December 31, 2021, 2022 and 2023, as applicable, by our NEOs:
Name and Principal Position	Fiscal Year	Salary ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Equity Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Joseph A. Walsh Chairman and CEO	2023	1,060,900	1,696,910	3,000,000	53,317	5,811,127
	2022	1,056,820	2,442,723	3,000,000	51,638	6,551,181
	2021	1,052,581	2,166,225	—	49,905	3,268,711
Paul D. Rouse Chief Financial Officer, EVP and Treasurer	2023	521,673	584,091	2,500,000	18,590	3,624,354
	2022	521,673	840,807	2,500,000	14,640	3,877,120
	2021	517,582	745,634		16,920	1,280,136
Gordon Henry Former Chief Strategy Officer and EVP(5)	2023	425,000	475,851	1,750,000	15,840	2,666,691
	2022	422,937	684,994	1,750,000	17,510	2,875,441
	2021	414,065	596,506	—	16,920	1,027,491
James McCusker Chief Revenue Officer and EVP	2023	425,000	475,851	1,750,000	18,390	2,669,241
	2022	422,937	684,994	1,750,000	17,640	2,875,571
	2021	414,066	596,506	—	16,920	1,027,492
John Wholey Chief Operations and Information Officer and EVP	2023	425,000	475,851	1,750,000	19,840	2,670,691
	2022	419,615	684,994	1,750,000	14,640	2,869,249
	2021	398,989	578,872	—	13,920	991,781
1.	Amounts reported in this column represent the actual salary earned by each of our NEOs for fiscal years 2021, 2022 and 2023. NEOs did not receive any guaranteed, non-performance based bonuses in 2023.
2.
Amounts reported in this column represent the cash incentive awards actually paid under our STI and OPP for fiscal years 2021, 2022 and 2023. See “Short-Term Incentive Plan – Cash Incentive” and “Over Performance Plan – Cash Incentive” in our Compensation Discussion and Analysis for further detail.

3.
The amounts shown were not actually paid to the NEOs. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of RSUs and PSUs awarded to each of them in fiscal year 2023. These values were determined in accordance with FASB ASC Topic 718. The grant date fair value of the PSUs is based on our estimate on the grant date of the probable outcome of meeting the performance conditions of these awards. The aggregate grant date fair value of the RSUs is equal to the closing stock price of our common stock on the date of grant multiplied by the number of shares granted. The following are the aggregate grant date fair values of the PSUs granted in 2023 assuming we meet the highest level of the performance conditions of these awards as described in footnote (2) to the Grants of Plan-Based Awards Table Fiscal 2023: Mr. Walsh $1,950,000, Mr. Rouse $1,625,000, Mr. Henry $1,137,500, Mr. McCusker $1,137,500 and Mr. Wholey $1,137,500. The amounts reported do not include any reduction in the value of the awards for the possibility of forfeiture. We did not grant any equity-based awards to the NEOs in 2021.

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4.	All Other Compensation for fiscal year 2023 consisted of the following (all amounts in dollars):
Name	401(k) Matching Contributions ($)(a)	Allowance ($)(b)	Executive Physicals ($)(c)	Total ($)
Joseph A. Walsh	15,840	30,000	7,477	53,317
Paul D. Rouse	15,840	—	2,750	18,590
Gordon Henry	15,840	—	—	15,840
James McCusker	15,840	—	2,550	18,390
John Wholey	15,840	—	4,000	19,840
a.	Amounts reported in this column represent the matching contribution made by the Company under the Company’s tax-qualified 401(k) retirement plan in 2023.
b.	For Mr. Walsh, amount includes an expense allowance of $30,000 for the maintenance of a remote office and miscellaneous expenses incurred.
c.	Executive officers receive annual reimbursement for a comprehensive medical examination up to $4,000 for EVPs and the actual cost of the physical for the Chief Executive Officer.
5.	Mr. Henry departed the Company on March 22, 2024.
Retirement Savings Benefits
We offer a 401(k) retirement savings plan to all employees, including all NEOs, to enable them to contribute a portion of their base salary and earned STI award. We provide an employer contribution match up to statutory limits.
Other Employee Benefits
Benefits are part of the overall competitive compensation program designed to attract and retain employees, including our NEOs. The NEOs participate in the same benefit programs as the general employee population, with the additional benefit made to them for annual executive physical examinations. Our NEOs have the option of submitting reimbursements for the annual physical examination benefit, which provides eligible executives with a comprehensive medical examination once per year. Our compensation committee will continue to periodically review and evaluate personal benefits provided to the NEOs.
Broad-Based Benefits Programs and Perquisites
All full-time employees, including our NEOs, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance. Our NEOs are also eligible to participate in our employee stock purchase plan on the same terms as our eligible employees. In fiscal year 2023, our NEOs also received certain perquisites and personal benefits set forth in the “Summary Compensation Table” above. We provide these benefits to retain and attract talented executives with the skills and experience to further our long-term strategic plan.
NEO Employment Agreements and Arrangements
From time to time, we have entered into employment agreements and arrangements in order to attract and retain key executives. Currently, Mr. Walsh is the only NEO party to an employment agreement with us, the details of which are discussed below under “Joseph A. Walsh Employment Agreement”.
Applicable Non-Competition and Non-Solicitation Covenants
Each NEO is bound by a non-competition agreement during his or her respective period of employment and would be bound to such agreement for a period of twelve months following his or her termination of employment for any reason. As a part of the non-competition agreement, each of the NEOs would also be subject to employee non-solicitation/no-hire covenants for twelve months following termination of his or her employment for any reason.
Thryv Holdings, Inc.	41	2024 Proxy Statement

Grants of Plan-Based Awards Fiscal Year 2023
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plans
Name	Type	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target #(2)	Maximum (#)(2)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Market Value of Stock and Option Awards ($)
Joseph A. Walsh	STI	1/1/2023	344,793	1,060,900	1,392,431	—	—	—	—	—
	OPP	1/1/2023	106,090	—	—	—	—	—	—	—
	RSU	1/5/2023	—	—	—	—	—	—	54,460	1,050,000
	PSU	1/5/2023	—	—	—	50,570	101,140	151,710	—	1,950,000
Paul D. Rouse	STI	1/1/2023	118,681	365,171	479,287	—	—	—	—	—
	OPP	1/1/2023	36,517	—	—	—	—	—	—	—
	RSU	1/5/2023	—	—	—	—	—	—	45,383	875,000
	PSU	1/5/2023	—	—	—	42,142	84,284	126,426	—	1,625,000
Gordon Henry	STI	1/1/2023	96,688	297,500	390,469	—	—	—	—	—
	OPP	1/1/2023	29,750	—	—	—	—	—	—	—
	RSU	1/5/2023	—	—	—	—	—	—	31,768	612,500
	PSU	1/5/2023	—	—	—	29,499	58,998	88,497	—	1,137,500
James McCusker	STI	1/1/2023	96,688	297,500	390,469	—	—	—	—	—
	OPP	1/1/2023	29,750	—	—	—	—	—	—	—
	RSU	1/5/2023	—	—	—	—	—	—	31,768	612,500
	PSU	1/5/2023	—	—	—	29,499	58,998	88,497	—	1,137,500
John Wholey	STI	1/1/2023	96,688	297,500	390,469	—	—	—	—	—
	OPP	1/1/2023	29,750	—	—	—	—	—	—	—
	RSU	1/5/2023	—	—	—	—	—	—	31,768	612,500
	PSU	1/5/2023	—	—	—	29,499	58,998	88,497	—	1,137,500
1.
For 2023 we continued the four components of the STI consisting of EBITDA, FCF, SaaS Revenue and individual performance equally weighted at 25%. The OPP is a self-funded plan and an incremental incentive plan to the STI to bridge the gap between the STI maximum and typical market maximums for senior leadership and only funds after the STI achieves maximum payout. The OPP individual financial payout scales are not capped; however, the overall payment is capped at 125%, i.e. the individual earning potential is capped at 200% the participant’s STI award at target. For fiscal year 2023, an award would only be paid out pursuant to our OPP if EBITDA exceeded $187.50 million, FCF exceeded $102.00 million or SaaS Revenue exceeded $260.50 million.

2.
The amounts shown are potential payments of PSUs to the NEOs. Final payments of these awards can range from 0% to 150% of the shares originally granted. The PSUs vest January 5, 2026 after a three-year performance period from January 2023 to December 2025 based on achieved performance.

3.
Consists of RSUs awarded pursuant to the 2020 Plan. The RSUs vest one-third over three years for Messrs. Rouse, Henry, McCusker and Wholey. The RSUs granted to Mr. Walsh vest in thirds over three years, with the first one-third cliff vesting at the end of the first year and 1/36th of the RSUs vesting on the 3rd of each month thereafter.

Thryv Holdings, Inc.	42	2024 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End 2023
The following table provides information about the number of outstanding equity awards held by our NEOs at fiscal year-end 2023. The table also includes, where applicable, the value of these awards based on the closing price of our common stock on Nasdaq on December 29, 2023, which was $20.35 per share. All awards vest one third each year over three years following the grant date, except as otherwise noted.
		Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(6)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph A. Walsh	11/18/2019(2)	1,018,519	30,864	13.82	11/18/2029	—	—	—	—
	5/03/2022(3)	—	—	—	—	14,534	295,767	74,742	1,521,000
	1/5/2023(7)	—	—	—	—	54,460	1,108,261	101,140	2,058,199
Paul D. Rouse	11/14/2016(4)	131,521	0	3.68	11/14/2026	—	—	—	—
	11/18/2019(5)	74,074	37,037	13.82	11/18/2029	—	—	—	—
	5/03/2022(3)	—	—	—	—	22,359	455,006	62,285	1,267,500
	1/5/2023(7)	—	—	—	—	45,383	923,544	84,284	1,715,179
Gordon Henry	9/26/2016(4)	154,771	0	3.68	9/26/2026	—	—	—	—
	11/18/2019(5)	74,074	37,037	13.82	11/18/2029	—	—	—	—
	5/03/2022(3)	—	—	—	—	15,651	318,498	43,600	887,260
	1/5/2023(7)	—	—	—	—	31,768	646,479	58,998	1,200,609
James McCusker	9/26/2016(4)	150,521	0	3.68	9/26/2026	—	—	—	—
	11/18/2019(5)	74,074	37,037	13.82	11/18/2029	—	—	—	—
	5/03/2022(3)	—	—	—	—	15,651	318,498	43,600	887,260
	1/5/2023(7)	—	—	—	—	31,768	646,479	58,998	1,200,609
John Wholey	9/26/2016(4)	62,521	0	3.68	9/26/2026	—	—	—	—
	11/18/2019(5)	74,074	37,037	13.82	11/18/2029	—	—	—	—
	5/03/2022(3)	—	—	—	—	15,651	318,498	43,600	887,260
	1/5/2023(7)	—	—	—	—	31,768	646,479	58,998	1,200,609
1.
We elected not to award grants of equity to our NEOs in 2020 or 2021 due to their significant equity stake from 2019 non-qualified stock option awards. Starting in 2022, we began annual grants of a combination of RSUs and PSUs to align with other SaaS companies and our peer group. See “Compensation Discussion and Analysis” for further information.

2.
Stock options granted to Mr. Walsh on November 18, 2019 vested in equal monthly installments over a three-year period beginning January 1, 2020. On November 23, 2020, the board of directors and compensation committee approved a one-time stock option repricing for outstanding stock options granted November 18, 2019 to allow for the officers, contingent upon each officer’s written consent, a one-time stock repricing from $16.20 to $13.82 and a delayed vesting scheduled for those options granted in 2019. Mr. Walsh consented to the stock option repricing and subsequently restarting the vesting schedule beginning January 1, 2021.

3.
Represents unvested and outstanding PSUs and RSUs as of December 31, 2023 granted on May 3, 2022 to our NEOs. As approved by the compensation committee, 65% of the total award value is in the form of PSUs and 35% is in the form of RSUs. The RSUs vest one-third over three years for Messrs. Rouse, Henry, McCusker and Wholey and for Mr. Walsh vest one-third over three years with the first tranche cliff-vesting January 3, 2023 at the end of the first year and 1/36th of the RSUs vesting on the 3rd of each month thereafter. The PSUs vest January 3, 2025 after a three-year performance period from January 2022 to December 2024, based on achieved performance. See “Grants of Plan Based Awards” table for more information.

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4.
Stock options granted to Mr. Rouse on November 14, 2016 and stock option grants to Messrs. Henry, McCusker and Wholey on September 26, 2016 vested in three equal installments on each of January 1, 2018, January 1, 2019 and January 1, 2020.

5.
Stock option grants originally awarded to Messrs. Rouse, Henry, McCusker and Wholey on November 18, 2019 vested in three equal installments on each of January 1, 2021, January 1, 2022 and January 1, 2023. On November 23, 2020, the board of directors and compensation committee approved a one-time stock option repricing for outstanding stock granted November 18, 2019 to allow for the officers, contingent upon each officer’s written consent, a one-time stock repricing from $16.20 to $13.82 and a delayed vesting scheduled for those options granted in 2019. All NEOs consented to the stock option repricing and subsequently the vesting schedule was amended to vest in three equal installments on each of January 1, 2022, January 1, 2023 and January 1, 2024.

6.	For applicable grants, reflects the revised exercise price of $13.82 pursuant to the option repricing.
7.
Represents unvested and outstanding PSUs and RSUs as of December 31, 2023 granted January 5, 2023 to our NEOs. As approved by the Compensation Committee, 65% of the total award value is in the form of PSUs and 35% is in the form of RSUs. The total equity grant value was $3,000,000 for Mr. Walsh, $2,500,000 for Mr. Rouse and $1,750,000 for each of Messrs. Henry, McCusker and Wholey for fiscal year 2023. The RSUs vest one-third over three years for Messrs. Rouse, Henry, McCusker and Wholey and vest one-third over three year with the first tranche cliff-vesting on the 1st anniversary of the grant date and 1/36 of the RSUs vesting on the 3rd of each month thereafter for Mr. Walsh. The PSUs granted in 2023 vest January 5, 2026 after a three-year performance period January 2023 to December 2025 based on achieved performance. See “Grants of Plan Based Awards” table for more information.

Option Exercises and Stock Vested-Fiscal Year 2023
The following table provides information regarding the number of shares issued upon option exercises, the number of stock awards that vested and the value realized upon vesting by our own NEOs in fiscal year 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)
Joseph A. Walsh	—	—	25,711	531,780
Paul D. Rouse	—	—	11,179	216,761
Gordon Henry	—	—	7,825	151,727
James McCusker	—	—	7,825	151,727
John Wholey	—	—	7,825	151,727
1.	None of our NEOs exercised options during fiscal year 2023.
2.	The number of shares acquired on vesting are pre-tax and do not account for shares sold or withheld to pay taxes.
Pension Benefits
None of our NEOs participated in, and received benefits under, any pension or defined benefit retirement plan sponsored by the Company during fiscal year 2023.
Nonqualified Deferred Compensation
Our NEOs did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by the Company during fiscal year 2023.
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Potential Payments Upon Termination or Change of Control - Fiscal Year 2023
The following table summarizes the potential payments and benefits that each of Messrs. Walsh, Rouse, Henry, McCusker, and Wholey (the “Current NEOs”) would be entitled to receive upon termination of employment under various circumstances and upon a change of control of the Company. In each case, the table assumes the Current NEOs termination or the change of control occurred on December 31, 2023. The table below does not include benefits provided on a non-discriminatory basis to salaried employees generally, including accrued vacation, and amounts payable under tax-qualified plans.
Name & Event	Cash Severance ($)	STI Awards ($)(3)	Benefits continuation ($)(4)	Accelerated Vesting of Stock Options(5) ($)	Vesting of RSUs(6)	Vesting of PSUs(7)	Outplacement ($)(8)	Total ($)
Joseph A. Walsh
Resignation without Good Reason or Termination for Cause	—	—	—	—	—	—	—	—
Resignation for Good Reason or Termination without Cause(1)	2,121,800	1,259,819	—	—	364,353		—	3,745,972
Death(1)	2,121,800	1,259,819	—	—	364,353		—	3,745,972
Disability(1)	2,121,800	1,259,819	—	—	364,353		—	3,745,972
Resignation for Good Reason, Termination without Cause in connection with a Change in Control(1)	4,243,600	1,259,819	—	6,852,471	1,108,261	2,058,199	—	15,522,350
Paul D. Rouse
Resignation without Good Reason or Termination for Cause	—	—	—	—	—	—	—	—
Resignation for Good Reason or Termination without Cause(2)	1,330,266	433,641	1,427	—	303,618	563,895	7,250	2,640,097
Death	—	—	—	—	303,618	563,895	—	867,512
Disability	—	—	—	—	303,618	563,895	—	867,512
Resignation for Good Reason, Termination without Cause in connection with a Change in Control(2)	1,773,688	433,641	1,427	—	923,544	1,715,179	7,250	4,854,730
Gordon Henry
Resignation without Good Reason or Termination for Cause	—	—	—	—	—	—	—	—
Resignation for Good Reason or Termination without Cause(2)	1,083,750	353,281	1,163	—	212,534	394,721	7,250	2,052,699
Death	—	—	—	—	212,534	394,721	—	607,255
Disability	—	—	—	—	212,534	394,721	—	607,255
Resignation for Good Reason, Termination without Cause in connection with a Change in Control(2)	1,445,000	353,281	1,163	—	646,479	1,200,609	7,250	3,653,782
James McCusker
Resignation without Good Reason or Termination for Cause				—	—	—	—	—
Resignation for Good Reason or Termination without Cause(2)	1,083,750	353,281	1,163	—	212,534	394,721	7,250	2,052,699
Death	—	—	—	—	212,534	394,721	—	607,255
Disability	—	—	—	—	212,534	394,721	—	607,255
Resignation for Good Reason, Termination without Cause in connection with a Change in Control(2)	1,445,000	353,281	1,163	—	646,479	1,200,609	7,250	3,653,782
Thryv Holdings, Inc.	45	2024 Proxy Statement

Name & Event	Cash Severance ($)	STI Awards ($)(3)	Benefits continuation ($)(4)	Accelerated Vesting of Stock Options(5) ($)	Vesting of RSUs(6)	Vesting of PSUs(7)	Outplacement ($)(8)	Total ($)
John Wholey
Resignation without Good Reason or Termination for Cause	—	—	—	—	—	—	—	—
Resignation for Good Reason or Termination without Cause(2)	1,083,750	353,281	1,163	—	212,534	394,721	7,250	2,052,699
Death	—	—	—	—	212,534	394,721	—	607,255
Disability	—	—	—	—	212,534	394,721	—	607,255
Resignation for Good Reason, Termination without Cause in connection with a Change in Control(2)	1,445,000	353,281	1,163	—	646,479	1,200,609	7,250	3,653,782
1.
Pursuant to the Walsh Employment Agreement, in the event that Mr. Walsh’s employment is terminated by the Company without cause, by reason of Mr. Walsh’s resignation for good reason, by reason of Mr. Walsh’s death or disability, or as a result of the Company’s non-renewal of the employment term, Mr. Walsh is entitled to a lump sum cash severance amount equal to one times (1x) the sum of his annual base salary and target STI award. Mr. Walsh would also be entitled to a pro-rated STI award for the year in which his employment terminates (based on actual performance). In the event that Mr. Walsh’s employment is terminated by the Company without cause, by reason of his resignation for good reason, or as a result of the Company’s non-renewal of the employment term, in each case, within 6 months prior to and 12 months following a change in control, his lump sum cash severance amount would be increased to two times (2x) the sum of his annual base salary and target STI award.

2.
Pursuant to the EVP Severance Plan, in the event that Messrs. Rouse’s, Henry’s, McCusker’s or Wholey’s employment is terminated by the Company without cause or by reason of their resignation for good reason, they would be entitled to a cash severance amount equal to (i) 78 weeks’ of base pay, payable in equal installments on the Company’s regular payroll schedule over the 78 weeks, and (ii) one and one-half (1.5) times their target STI award payable in equal installments on the Company’s regular payroll over a period of 78 weeks. They would also be entitled to a pro-rated STI award for the year in which their employment terminates (based on actual performance). In the event that Messrs. Rouse’s, Henry’s, McCusker’s or Wholey’s employment is terminated by the Company without cause or by reason of their resignation for good reason, in each case, within 2 years following a change in control, their cash severance amount would be increased to (i) 104 weeks’ of base pay, payable in equal installments on the Company’s regular payroll schedule over 104 weeks, and (ii) two (2) times their target STI award payable in equal installments on the Company’s regular payroll period over a period of 104 weeks.

3.
Amounts reported in this column were calculated on the basis of short-term cash incentive awards paid under our STI for 2023 performance, which were approved on February 14, 2024 and paid on February 23, 2024.

4.
For Messrs. Rouse, Henry, McCusker, and Wholey, represents continuation of Company-paid life insurance coverage for up to 18 months in the event that their employment is terminated by the Company without cause or by reason of their resignation for good reason, pursuant to the terms of the EVP Severance Program.

5.
Pursuant to the term of Mr. Walsh’s stock option grants, in the event that Mr. Walsh’s employment is terminated by the Company without cause, or Mr. Walsh resigns for good reason, in either case within six months prior to or 12 months following a “change in control”, all outstanding unvested stock options held by Mr. Walsh will immediately vest and become exercisable as of the date of such termination (or change in control, if later).

6.
For Messrs. Walsh, Rouse, Henry, McCusker and Wholey, represents a prorated portion of the unvested RSUs that otherwise would have vested on or before the next anniversary of the Grant Date that will become immediately vested. The prorated number of shares is determined by taking the number of days elapsed from the Grant Date through the date of termination divided by 365. Upon termination without cause or resignation for a good reason in connection with a change in control, all unvested RSUs will vest immediately.

7.
For Messrs. Walsh, Rouse, Henry, McCusker and Wholey, represents a prorated portion of the unvested PSUs remaining in force and eligible to vest at the end of the Performance period based on the achievement against goal(s). The prorated number of shares is determined by taking the number of days elapsed from the first day of the applicable performance period through the date of termination divided by 365. The amounts represent the number of shares at target. In the event of a change in control together with termination without cause or resignation for good reason, the unvested PSUs will immediately vest at target.

8.
For Messrs. Rouse, Henry, McCusker and Wholey, represents 12 months of Company-paid outplacement benefits in the event their employment is terminated by the Company without cause or by reason of their resignation for good reason pursuant to the terms of the EVP Severance Program.

Severance
We do not have employment agreements with any NEOs except for Mr. Walsh. Other NEOs are eligible to receive executive severance benefits pursuant to, and are subject to certain restrictive covenants under, our EVP Severance Plan. Our EVP Severance Plan provides benefits to certain of our executives serving in the position of Executive Vice President or a more senior position in the event of termination of their employment under the circumstances described in our EVP Severance Plan. The EVP Severance Plan was designed primarily to encourage executives to remain employed with the Company by providing certain severance protection against involuntary termination of employment with additional severance protection applicable to a termination of employment in connection with a change in control.
Thryv Holdings, Inc.	46	2024 Proxy Statement

Each of Messrs. Rouse, Henry, McCusker and Wholey participate in the EVP Severance Plan. The EVP Severance Plan includes salary continuation severance and target STI award severance for qualifying separations and enhanced salary continuation severance and target STI award severance in the event of a change in control. For additional information about the potential payments and benefits that each of Messrs. Rouse, Henry, McCusker and Wholey would be entitled to receive pursuant to the EVP Severance Plan upon a qualifying separation or change in control, see “Compensation Tables - Potential Payments Upon Termination or Change of Control -Fiscal Year 2022.”
Mr. Walsh does not participate in and is not entitled to receive any payments or other benefits under the EVP Severance Plan. Under the Walsh Employment Agreement, Mr. Walsh is entitled to receive payments upon the termination of his employment under certain circumstances. These payments are described under “Compensation Tables - Potential Payments Upon Termination or Change in Control - Fiscal Year 2023.”
Joseph A. Walsh Employment Agreement
In connection with Mr. Walsh’s appointment as our President and Chief Executive Officer, Mr. Walsh and the Company entered into an Amended and Restated Employment Agreement, dated as of September 26, 2016 (the “Walsh Employment Agreement”). The Walsh Employment Agreement provides for an initial term until December 31, 2019, during which Mr. Walsh is entitled to a base salary at a fixed annual rate and an annual award of one hundred percent of his base salary subject to annual performance objectives. The term of employment is automatically extended, upon the same terms and conditions, for successive periods of one year, unless either party gives notice of intention to not renew the employment term. The agreement also provides for a notice and 30-day cure period prior to termination with cause. The Company may terminate without cause immediately upon written notice. Mr. Walsh is entitled to a stipend each month to maintain a remote office.
Under the Walsh Employment Agreement, Mr. Walsh’s employment continues until the earlier of his resignation (with or without good reason), death or disability or termination by the Company (with or without cause). If the Company terminates Mr. Walsh’s employment with cause, Mr. Walsh resigns without good reason, or Mr. Walsh’s employment terminates because he does not renew his employment term, Mr. Walsh is entitled to receive the following: (i) any unpaid base salary through the date of termination, (ii) reimbursement for any unreimbursed business expenses incurred through the date of termination, (iii) any accrued but unused vacation time in accordance with our policy, (iv) except in the case of termination for cause, any accrued but unpaid bonus for the most recently completed year (or most recently completed period in the case of bonus plans covering periods shorter than a year) under our short term cash incentive plans and (v) all other payments, benefits or fringe benefits that Mr. Walsh is entitled to receive under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan, program, grant or the Walsh Employment Agreement (collectively, (i) through (v) the “accrued benefits”).
If the Company terminates Mr. Walsh’s employment other than for cause, Mr. Walsh resigns for good reason, Mr. Walsh’s employment terminates due to his death or disability, or Mr. Walsh’s employment terminates because the Company does not renew Mr. Walsh’s employment term, conditioned on Mr. Walsh signing a release of claims in favor of the Company (except with respect to the accrued benefits), the Company will pay Mr. Walsh (or his estate, as applicable), (i) any accrued benefits, (ii) a pro-rated bonus for the year (or period in the case of bonus plans covering periods shorter than a year) in which Mr. Walsh’s employment terminates, such bonus to be determined based on actual performance and consistent with senior executives who remain employed with the Company, and then prorated based on the number of calendar days of such year (or period) elapsed through the date of Mr. Walsh’s employment is terminated, payable at the same time as bonuses are paid to other senior executives for the year (or period) and (iii) a cash severance amount equal to one times (1x) the sum of (x) his base salary and (y) target bonus, which amount shall be paid in a lump sum promptly after termination. If the Company terminates Mr. Walsh’s employment other than for cause, Mr. Walsh resigns for good reason, or Mr. Walsh’s employment terminates because the Company does not renew Mr. Walsh’s employment term, in each case within 6 months prior to or 12 months following a change in control, (1) his cash severance amount will be increased to two times (2x) the sum of (i) his base salary, and (ii) his target bonus, which amount shall be paid in a lump sum promptly after
Thryv Holdings, Inc.	47	2024 Proxy Statement

termination, and (2) the initial options granted to him on September 26, 2016 would immediately vest. In addition, the terms of Mr. Walsh’s outstanding option award agreements, also provide for immediately vesting of his options upon a termination of his employment by the Company without cause or a resignation by Mr. Walsh with good reason, in either case, within 6 months prior to or 12 months following a change in control.
The Walsh Employment Agreement defines “cause” as Mr. Walsh’s (i) willful misconduct with regard to the Company or his performance of his duties for the Company; (ii) embezzlement or misappropriation of assets of the Company (not including a good faith dispute over expense reimbursements) or fraud against the Company; (iii) conviction of, or guilty plea or plea of nolo contendere with respect to, a crime that constitutes a felony or a crime that constitutes a misdemeanor involving moral turpitude; (iv) material breach of the Walsh Employment Agreement or any applicable restrictive covenants; (v) willful refusal to attempt in good faith to perform his duties; (vi) willful and material violation of the Company’s generally applicable policies, including but not limited to any employment handbook and ethics code, if such violation can reasonably be expected to have a material adverse effect on the Company’s business or reputation; or (vii) willful and repeated failure to attempt to follow in good faith the lawful directives of the board of directors. With respect to any termination by reason of any of (iv) through (vii), prior to termination, Mr. Walsh will be given written notice detailing the specific cause event, and he will be entitled to a 30-day cure period following receipt of such notice, following which, if the cause event in question is not cured, he will be terminated for cause (subject to certain specified limitations on the opportunities to cure any cause event that is substantially the same as a previous occurrence).
The Walsh Employment Agreement defines “good reason” as the occurrence of any of the following events, without Mr. Walsh’s express written consent, unless such events are fully corrected in all material respects by the Company within 30 days following written notification by Mr. Walsh to the Company of the occurrence of one of the reasons set forth below: (i) material diminution in Mr. Walsh’s duties, authorities or responsibilities or reporting lines as set forth in the Walsh Employment Agreement (other than temporarily while physically or mentally incapacitated or as required by applicable law), provided, however, that implementation by the board of directors of its authority on hiring and firing as specified in the Employment Agreement will not be a violation of this clause (i); (ii) material diminution in base salary or target awards; or (iii) the Company’s material breach of its obligations to Mr. Walsh under the Walsh Employment Agreement. Mr. Walsh is required to provide the Company with a written notice detailing the specific circumstances alleged to constitute “good reason” within 90 days after the first occurrence of such circumstances, and actually terminate employment within 30 days following the expiration of the Company’s 30-day cure period described above.
Mr. Walsh has also agreed to customary restrictions with respect to the use of our confidential information and has agreed that all intellectual property developed or conceived by Mr. Walsh while he is employed by us that relates to our business shall belong exclusively to us. During the term of Mr. Walsh’s employment with us and during the six-month period immediately thereafter, Mr. Walsh has agreed not to directly or indirectly, own manage, operate, control, be employed by or render services to any person, firm, corporation or other entity that is engaged in competition with us. Mr. Walsh has also agreed that during the term of his employment with us and during the one-year period immediately thereafter, Mr. Walsh will not solicit or hire any of our employees or interfere with the relationship between us and any of its vendors, joint ventures or licensors.
2023 Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information relating to the ratio of the median of the annual total compensation of all of our employees (other than our Chief Executive Officer) and the annual total compensation of our Chief Executive Officer, Joseph Walsh.
For fiscal year 2023, the median of the annual total compensation of all our employees (other than our CEO) was $162,533; and the annual total compensation of our Chief Executive Officer, Mr. Walsh, as reported in the Summary Compensation Table above was $5,811,127. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 36 to 1.
Thryv Holdings, Inc.	48	2024 Proxy Statement

To identify our median employee, we took the following steps:
•	We selected December 31, 2023, the last day of our 2023 fiscal year, as the determination date for purposes of identifying our median employee.
•	We selected our median employee based on 2,942 full-time and part-time U.S., Dominican Republic and Australian employees who were actively employed as of the determination date.
•
We identified our median employee using 2023 gross payroll earnings, excluding our CEO. Such compensation was annualized for employees who did not work the entire fiscal year. All employees, except for our CEO, were ranked from lowest to highest with the median employee determined from this list.

•
We excluded approximately 78 employees of Yellow New Zealand, which was acquired by Thryv on April 1, 2023 based on the acquisition exception under the SEC rules, and approximately 24 employees from Thryv Canada Ltd., which began operating in 2023 under the de minimus exception. Of the Company’s 3,044 employees, 2,035 are US employees and 1,009 are non-US employees.

Once we identified our median employee, we determined their total annual compensation for 2023 in the same manner that we calculated the total annual compensation of our CEO. The median employee’s total annual compensation was then compared to the total annual compensation of our CEO in 2023 to determine the pay ratio.
Because SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
Thryv Holdings, Inc.	49	2024 Proxy Statement

Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following information about the relationship of executive compensation actually paid and certain financial performance of the Company. The following table shows the total compensation for our NEOs for the past four fiscal years as set forth in the Summary Compensation Table, the “Compensation Actually Paid” to our CEO (also referred to as the principal executive officer (“PEO”)) and, on an average basis, our non-PEO NEOs, our Total Shareholder Return (“TSR”), the TSR of the Nasdaq Computer Index (“Peer Group TSR”), our net income, and our company-selected measure for 2023, SaaS Net Revenue. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO1,2,3, ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Thousands)	SaaS Revenue[5] ($ Thousands)
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	5,809,005	5,868,820	2,907,115	2,741,138	145.36	132.38	(178,908)	263,717
2022	6,551,181	(7,012,128)	3,124,345	1,023,686	135.71	115.02	54,348	216,346
2021	3,268,711	28,174,803	1,081,725	3,917,477	293.79	146.64	101,577	171,052
2020	4,080,411	9,014,189	1,248,390	888,951	96.43	128.97	149,221	129,824
1.	Joseph A. Walsh was our PEO for each year presented. The individuals comprising the non-PEO NEOs for each year presented are listed below.
2020	2021	2022	2023
Paul D. Rouse	Paul D. Rouse	Paul D. Rouse	Paul D. Rouse
Gordon Henry	Gordon Henry	Gordon Henry	Gordon Henry
James McCusker	James McCusker	James McCusker	James McCusker
John Wholey	John Wholey	John Wholey	John Wholey
Debra A. Ryan
2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments required under Item 402(v). (For 2023, the adjustments are described in footnote 3 below.)

3.
For the 2023, amounts in this column represent the Compensation Actually Paid to the PEO and, on an average basis, the non-PEO NEOs, based on their total compensation reported in the Summary Compensation Table for that fiscal year and adjusted as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

Year	Reported Summary Compensation Table Total for the PEO ($)	Subtract Reported Value of Stock Awards and Option Awards for the PEO ($)	Add/Subtract Equity Award Adjustments(a) for the PEO ($)	Compensation Actually Paid to the PEO ($)
2023	5,809,005	(3,000,000)	3,059,815	5,868,820
Thryv Holdings, Inc.	50	2024 Proxy Statement

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Subtract Average Reported Value of Stock Awards and Option Awards for Non-PEO NEOs ($)	Add/Subtract Equity Award Adjustment for Non-PEO NEOs(a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	2,907,115	(1,937,500)	1,771,523	2,741,138
(a)	The equity award adjustments include the addition (or subtraction, as applicable) of the following:
(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year
(ii)
the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year

(iii)	for awards that are granted and vest in same applicable year, the fair value as of the vesting date
(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year);
(v)
for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

(vi)	the value of any dividends or other earnings paid on awards prior to the vesting date that are not otherwise included in the total compensation for the applicable year.
The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards During the Year prior to Vesting for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2023	3,150,181	(406,102)	—	315,739	—	—	3,059,815
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Value of Dividends or Other Earnings Paid on Equity Awards During the Year prior to Vesting for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	2,034,483	(274,277)	—	11,316	—	—	1,771,523
4.
The Peer Group TSR set forth in this table utilizes the Russell 2000 Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting October 1, 2020, the date our common stock commenced trading on Nasdaq after our direct listing, through the end of the listed year in the Company and in the Russell 2000 Index, respectively. Historical stock performance is not necessarily indicative of future stock performance. For 2023, we removed the Nasdaq Computer Index from our10-K Performance Graph and added the Russell 2000 Index, as we were added to the Russell 2000 Index. The peer group TSR performance for the peer group disclosed in our 2023 Proxy filing, the Nasdaq Computer Index, would have been, for the years ending 12/31/2020, 12/31/2021, 12/31/2022, and 12/31/2023, respectively: $112.08, $154.51, $99.23, and $165.14.

5.
We determined SaaS Net Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2023. More information on SaaS Net Revenue can be found at the “Short-Term Incentive Plan - Cash Incentive” section of the CD&A. This performance measure may not have been the most important financial performance measure for prior years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Thryv Holdings, Inc.	51	2024 Proxy Statement

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid, TSR, and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR and the Peer Group’s cumulative TSR from October 1, 2020, the date our common stock commenced trading on Nasdaq after our direct listing, through the end of the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
(10/1/2020 Indexed to $100)
Compensation Actually Paid ($ Millions)
30
25
20
15
10
5
0
-5
-10
$350
$300
$250
$200
$150
$100
$50
$0
-$50
-$100
Thryv Holdings, Inc. TSR
Russell 2000 Index TSR
100.00
9.0
128.97
96.43
0.9
28.2
293.79
146.64
3.9
135.71
115.02
1.0
-7.0
145.36
132.38
5.9
2.7
2019
2020
2021
2022
2023
Fiscal Year
Joseph A. Walsh Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Thryv Holdings, Inc. TSR
Russell 2000 Index TSR

Thryv Holdings, Inc.	52	2024 Proxy Statement

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
30
25
20
15
10
5
0
-5
-10
Net Income ($ Thousands)
200,000
150,000
100,000
50,000
0
-50,000
-100,000
-150,000
-200,000
9.0
0.9
28.2
3.9
-7.0
1.0
5.9
2.7
149,221
101,577
54,348
-178,908
2020
2021
2022
2023
Fiscal Year
Joseph A. Walsh Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Thryv Holdings, Inc. Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and SaaS Net Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our SaaS Net Revenue during the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus SaaS Net Revenue ($ Thousands)
Compensation Actually Paid ($ Millions)
SaaS Net Revenue ($ Thousands)
30
25
20
15
10
5
0
-5
-10
300,000
250,000
200,000
150,000
100,000
50,000
0
-50,000
-100,000
9.0
0.9
28.2
3.9
-7.0
1.0
5.9
2.7
129,824
171,052
216,346
263,717
2020
2021
2022
2023
Fiscal Year
Joseph A. Walsh Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
SaaS Net Revenue ($ Thousands)

Thryv Holdings, Inc.	53	2024 Proxy Statement

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2023 to Company performance.
SaaS Net Revenue
Absolute TSR
Relative TSR
EBITDA
Free Cash Flow
Equity Compensation Plan Information
The table below summarizes information with respect to our 2016 Stock Incentive Plan (“2016 Plan”) and 2020 Incentive Award Plan (“2020 Plan”), which were the only compensation plans under which equity securities were authorized for issuance as of December 31, 2023. On September 3, 2020, our Board adopted and our stockholders approved our 2020 Plan, which replaced our 2016 Plan, as our Board determined not to make additional awards under our 2016 Plan following the effectiveness of our 2020 Plan. A total of 1,000,000 shares of our common stock were initially reserved for issuance pursuant to our 2020 Plan. On May 18, 2021, our stockholders approved an amendment to the 2020 Plan to (i) increase the maximum aggregate number of shares reserved and available for delivery in connection with awards under the 2020 Plan to 3,981,490 shares of common stock (representing an increase of 2,981,490 shares) and (ii) provide that commencing on January 1, 2022 and ending on (and including) January 1, 2030, there will be an automatic annual increase in the total number of shares of common stock reserved and available for delivery in connection with the 2020 Plan of up to 5% of the total number of shares of common stock outstanding on December 31st of the preceding year. On January 1, 2023, the number of shares of common stock reserved for issuance under the 2020 Plan increased by 1,723,944 shares. In addition, the shares reserved for issuance under our 2020 Plan also include those shares reserved but unissued under our 2016 Plan as of the effective date of our 2020 Plan and any shares subject to awards under our 2016 Plan which are forfeited or lapse unexercised and which following the effective date of our 2020 Plan are not issued under our 2016 Plan. The data reflected in the table below is as of December 31, 2023.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Options Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,432,465	8.70	4,860,517
Equity compensation plans not approved by shareholders	—	—	—
Total	5,432,465	8.70	4,860,517
(a)	Reflects the total number of outstanding options and awards under our 2016 Plan and our 2020 Plan as of December 31, 2023. The number includes the following:
a.	3,309,222 shares represent options
b.	1,130,779 shares represent PSU awards assuming performance is achieved at target.
c.	992,464 shares represent RSUs
(b)	Reflects the weighted-average exercise price of stock options under both the 2016 Plan and 2020 Plan.
(c)
Reflects the combined number of unissued shares of common stock under the 2016 Plan and 2020 Plan. On January 1, 2023, the number of unissued shares of common stock reserved for issuance under the 2020 Plan increased by 1,759,429.

Thryv Holdings, Inc.	54	2024 Proxy Statement

Proposal No. 3 Non-Binding
Advisory Vote on the
Compensation of Our
Named Executive Officers
As required by Section 14A of the Exchange Act, we are providing stockholders with the opportunity to approve, on an advisory basis, the compensation of our named executive officers as described in Compensation Discussion and Analysis and the Compensation Tables. At our 2021 annual meeting of stockholders, stockholders voted on a non-binding proposal to advise on whether the advisory vote on executive compensation should occur every one, two or three years. As a majority of our stockholders voted in favor of an annual vote, our board of directors decided to annually provide our stockholders with an advisory vote on the compensation of our named executive officers. The next vote on the frequency of the advisory vote on executive compensation will be held at our 2027 annual meeting of stockholders.
This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy and practices, as discussed in this Proxy Statement. As discussed in those disclosures, our compensation programs are designed to align total executive compensation with Company performance while enabling us to attract, retain, and motivate executives who can achieve sustained long-term growth and strong financial performance for our stockholders. Our compensation committee continually reviews the compensation program for our named executive officers to ensure it achieves the desired goals of aligning our executive compensation structure with our stockholder interests.
As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the compensation of our named executive officers.
VOTE
Our Board of Directors Recommends That Stockholders Vote FOR THE APPROVAL, on an Advisory Basis, of the Compensation of Our Named Executive Officers
Thryv Holdings, Inc.	55	2024 Proxy Statement

Additional Information
Stockholder Proposals to be Presented at Next Annual Meeting
Our second amended and restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Company’s Secretary.
To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice of nomination or other proposal of business must be delivered to or mailed and received by our Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary at our principal executive offices not earlier than February 13, 2025 and not later than March 15, 2025. A stockholder’s notice to our Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our second amended and restated bylaws.
Stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for nominees for election to the board of directors submitted under the advance notice requirements of our second amended and restated bylaws must comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2025 annual meeting of stockholders must be received by us not later than December 30, 2024 in order to be considered for inclusion in our proxy materials for that meeting.
Where You Can Find Additional Information
We are subject to the reporting and information requirements of the Exchange Act and as a result file reports, proxy statements and other information with the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements and other information regarding registrants, such as Thryv Holdings, Inc., that file electronically with the SEC. We also maintain a website at www.thryv.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not part of this Proxy Statement.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
Registered Owner (you hold our common stock in your own name through our transfer agent, Computershare, Inc., or you are in possession of stock certificates): visit www.computershare.com and log into your account to enroll.
Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
Thryv Holdings, Inc.	56	2024 Proxy Statement

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Computershare, Inc., our transfer agent, by phone at 1-800-736-3001 or visit www.computershare.com with questions about electronic delivery.
“Householding”—Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of a Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, annual report and other proxy materials, you may write our Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary at 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261.
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding, or our Chief Legal Officer & Human Resources and Executive Vice President, Chief Compliance Officer and Secretary at the address or telephone number listed above.
Other Matters
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Thryv Holdings, Inc.	57	2024 Proxy Statement

THRYV HOLDINGS, INC.
2200 WEST AIRFIELD DRIVE
P.O. BOX 619 810
DFW AIRPORT, TX 75261-9810

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 12, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/THRY2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 12, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V50643-P08283 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THRYV HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Amer Akhtar, Bonnie Kintzer and Lauren Vaccarello as Class I directors to serve until 2027.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Amer Akhtar
02) Bonnie Kintzer
03) Lauren Vaccarello

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
3. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V50644-P08283

THRYV HOLDINGS, INC.
Annual Meeting of Stockholders
June 13, 2024 10:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joseph A. Walsh, Paul D. Rouse and Lesley Bolger, or each or all of them, as the true and lawful attorneys of the undersigned (the "Named Proxies") with full power of substitution, and authorizes the Named Proxies, and each of them, to vote as proxies for the undersigned at the Annual Meeting of Stockholders of Thryv Holdings, Inc. (the "Company") to be held virtually on June 13, 2024 at 10:00 AM CDT and at any or all adjournments thereof, all of the shares of capital stock of the Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters properly coming before the meeting or any adjournment.

If no contrary indication is made, the shares represented by this proxy will be voted as directed, or if no direction is given, shares will be voted identical to the Board of Directors' recommendation. If other matters come before the meeting, this proxy will be voted in the discretion of the Named Proxies.

Continued and to be signed on reverse side